          As filed with the Securities and Exchange Commission on April 29, 2002


                                                      Registration No. 333-33504

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                         POST-EFFECTIVE AMENDMENT NO. 1

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B
                             (Exact name of trust)

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                        100 Summit Lake Drive, 2nd Floor
                               Valhalla, NY 10595
              (Address of depositor's principal executive offices)

                               James D. Gallagher
                                   President
              The Manufacturers Life Insurance Company of New York
                             100 Summit Lake Drive
                                  Second Floor
                           Valhalla, New York, 10595
                    (Name and Address of Agent for Service)

                                    Copy to:
                             J. Sumner Jones, Esq.
                             Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007


Title of Securities Being Registered: Variable Life Insurance Contracts


It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b), or _X_ on May 1, 2002 pursuant to paragraph (b), or ___ 60 days after filing pursuant to paragraph (a)(1), or
___  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

         ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

              The Manufacturers Life Insurance Company of New York
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

FORM

N-8B-2

ITEM NO. CAPTION IN PROSPECTUS

1 Cover Page; General Information About Manulife of New York, the Separate Account and the Trust (The Separate Account)

2 Cover Page; General Information About Manulife of New York, the Separate Account and the Trust (Manulife of New York)

3       *

4       Other Information (Distribution of the Policy)

5 General Information About Manulife of New York, the Separate Account and the Trust (The Separate Account)

6 General Information About Manulife of New York, the Separate Account and the Trust (The Separate Account)

7       *

8       *

9       Other Information (Litigation)

10 Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Provisions of the Policy; Other Information

11 General Information About Manulife of New York, the Separate Account and the Trust (The Trust)

12 General Information About Manulife of New York, the Separate Account and the Trust (The Trust)

13      Charges and Deductions

14 Issuing A Policy; Other Information (Responsibilities Assumed By Manufacturers Life)

15      Issuing A Policy

16      **

17      Policy Surrender and Partial Withdrawals

18 General Information About Manulife of New York, the Separate Account and the Trust

19 Other Information (Reports to Policyholders; Responsibilities Assumed By Manufacturers Life)

20      *

21      Policy Loans

22      *

23      **

24      Other Provisions of the Policy

25 General Information About Manulife of New York, the Separate Account and the Trust (Manulife of New York)

26      *

27      **

28      Other Information (Officers and Directors)

29 General Information About Manulife of New York, the Separate Account and the Trust (Manulife of New York)

30      *

31      *

32      *

33      *

34      *

35      *

36      *

37      *

38 Other Information (Distribution of the Policies; Responsibilities of Manufacturers Life)

39      Other Information (Distribution of the Policies)

40      *

41      **

42      *

43      *

44      Policy Values --Determination of Policy Value; Units and Unit Values

45      *

46 Policy Surrender and Partial Withdrawals; Other Information -- Payment of Proceeds

47 General Information About Manulife of New Yotk, the Separate Account and the Trust (The Trust)

48      *

49      *

50 General Information About Manulife of New York, the Separate Account and the Trust

51 Issuing a Policy; Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Policy Provisions

52      Other Information (Substitution of Portfolio Shares)

53      **

54      *

55      *

56      *

57      *

58      *

59      Financial Statements


*  Omitted since answer is negative or item is not applicable.
** Omitted.

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                  VENTURE SPVL

            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture SPVL, a modified single premium variable life insurance policy (the "Policy"). The Manufacturers Life Insurance Company of New York (the "Company," "Manulife New York," "we" or "us") offers the Policy on both a single life and a survivorship basis.

Policy Value may accumulate on a fixed basis or vary with the investment performance of the sub-accounts of Manulife New York's Separate Account B (the "Separate Account"). The assets of each sub-account will be used to purchase Series I shares (formerly referred to as "Class A shares") of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

EXCEPT FOR CERTAIN POLICIES ISSUED IN EXCHANGE FOR A POLICY WHICH IS NOT A MODIFIED ENDOWMENT CONTRACT (A "MEC"), THE POLICY WILL BE TREATED AS A MEC FOR FEDERAL INCOME TAX PURPOSES. AS A RESULT, ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT, PLEDGE, LAPSE OR SURRENDER OF THE POLICY (OR ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT OR PLEDGE OF THE POLICY WITHIN TWO YEARS BEFORE THE POLICY BECOMES A MEC) MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         HOME OFFICE:                          SERVICE OFFICE MAILING ADDRESS:
The Manufacturers Life Insurance              The Manufacturers Life Insurance
      Company of New York                           Company of New York
     100 Summit Lake Drive                  P.O. Box 633, Niagara Square Station
         Second Floor                           Buffalo, New York 14201-0633
   Valhalla, New York 10595                       TELEPHONE: 1-888-267-7784


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2002

TABLE OF CONTENTS



Table of Contents...............................................................................................
POLICY SUMMARY..................................................................................................
   General......................................................................................................
   Death Benefits...............................................................................................
   Premiums.....................................................................................................
   Policy Value.................................................................................................
   Policy Loans.................................................................................................
   Surrender and Partial Withdrawals............................................................................
   Lapse and Reinstatement......................................................................................
   Charges and Deductions.......................................................................................
   Investment Options and Investment Advisers...................................................................
   Investment Management Fees and Expenses......................................................................
   Table of Charges and Deductions..............................................................................
   Table of Investment Management Fees and Expenses.............................................................
   Table of Investment Options and Investment  Subadvisers......................................................
GENERAL INFORMATION ABOUT MANULIFE NEW YORK, THE SEPARATE ACCOUNT AND THE TRUST.................................
   Manulife New York............................................................................................
   The Separate Account.........................................................................................
    The Trust...................................................................................................
   Investment Objectives of the Portfolios......................................................................
ISSUING A POLICY................................................................................................
   Requirements.................................................................................................
   Temporary Insurance Agreement................................................................................
   Right to Examine the Policy..................................................................................
   Life Insurance Qualification.................................................................................
DEATH BENEFITS..................................................................................................
   Death Benefit................................................................................................
   Maturity Date................................................................................................
PREMIUM PAYMENTS................................................................................................
   Initial Premiums.............................................................................................
   Premium Allocation...........................................................................................
   Maximum Premium Limitation...................................................................................
CHARGES AND DEDUCTIONS..........................................................................................
   Tax load.....................................................................................................
   Surrender Charges............................................................................................
   Monthly Charges..............................................................................................
   Administration Charge........................................................................................
   Cost of Insurance Charge.....................................................................................
   Mortality and Expense Risks Charge...........................................................................
   Charges for Supplementary Benefits...........................................................................
   Charges for Transfers........................................................................................
   Reduction in Charges.........................................................................................
SPECIAL PROVISIONS FOR EXCHANGES................................................................................
COMPANY TAX CONSIDERATIONS......................................................................................
POLICY VALUE....................................................................................................
   Determination of the Policy Value............................................................................
   Units and Unit Values........................................................................................
   Transfers of Policy Value....................................................................................

   Telephone Transfers..........................................................................................
   Dollar Cost Averaging........................................................................................
   Asset Allocation Balancer  Transfers.........................................................................
POLICY LOANS....................................................................................................
   Maximum Loanable Amount......................................................................................
   Effect of Policy Loan........................................................................................
   Interest Charged on Policy Loans.............................................................................
   Loan Account.................................................................................................
POLICY SURRENDER AND PARTIAL WITHDRAWALS........................................................................
   Policy Surrender.............................................................................................
   Partial Withdrawals..........................................................................................
LAPSE AND REINSTATEMENT.........................................................................................
   Lapse........................................................................................................
   Reinstatement................................................................................................
   Termination..................................................................................................
THE GENERAL ACCOUNT.............................................................................................
   Fixed Account................................................................................................
OTHER PROVISIONS OF THE POLICY..................................................................................
   Assignment of Rights.........................................................................................
   Beneficiary..................................................................................................
   Incontestability.............................................................................................
   Misstatement of Age or Sex...................................................................................
   Suicide Exclusion............................................................................................
   Supplementary Benefits.......................................................................................
TAX TREATMENT OF THE POLICY.....................................................................................
OTHER INFORMATION...............................................................................................
   Payment of Proceeds..........................................................................................
   Reports to Policyowners......................................................................................
   Distribution of the Policies.................................................................................
   Responsibilities Assumed By Manulife New York , Manulife USA and Manulife Financial Securities...............
   Voting Rights................................................................................................
   Substitution of Portfolio Shares.............................................................................
   Records and Accounts.........................................................................................
   State Regulations............................................................................................
   Litigation...................................................................................................
   Independent Auditors.........................................................................................
   Further Information..........................................................................................
   Officers and Directors.......................................................................................
 Definitions....................................................................................................
    Appendix A..................................................................................................
    Appendix B -- Audited Financial Statements..................................................................




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

POLICY SUMMARY

GENERAL

This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage.

DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the Life Insured. The death benefit is the FACE AMOUNT OF THE POLICY at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

PREMIUMS

The Policy permits the payment of a large initial premium. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount). The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under "Premium Payments - Subsequent Premiums." Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account (the "Fixed Account") and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender. Policy loans may have tax consequences. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a loan from the Policy.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.

LAPSE AND REINSTATEMENT

Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insureds have died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.

TAXATION OF POLICY BENEFITS

      Characterization of a Policy as a MEC.

Section 7702A of the Internal Revenue Code of 1986 (the "Code") establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(1) it was received in exchange for another life insurance policy which was not a MEC,
(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and
(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premium payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

      Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax adviser.

      MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after you attain age 59-1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).

      For further information regarding the tax treatment of Policies that are MECs, see "Tax Treatment of the Policy - Tax Treatment of Policy Benefits."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

      - charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses and tax loads,
      -     charges deducted from premiums paid, and
      - charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.

These charges are summarized in the Table of Charges and Deductions. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risks charge will only be allocated among the Investment Accounts.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of our Separate Account B. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940.

The Trust also employs subadvisers. The Table of Investment Options and Investment Advisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including Internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial consultant.

INVESTMENT MANAGEMENT FEES AND EXPENSES

                        The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS
Surrender Charge

The total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge percentage shown in the following table.

                        Policy Year       Surrender Charge
                        1                 10.00%
                        2                  9.00%
                        3                  8.00%
                        4                  7.00%
                        5                  6.00%
                        6                  5.00%
                        7                  4.00%
                        8                  3.00%
                        9                  1.50%
                        10+                0.00%

                        If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all tax loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

Monthly Deductions:     -     A tax load of 0.030% of Policy Value is deducted
                              monthly (equivalent to 0.360% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.030% tax load for a particular premium payment is deducted from the Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment.
                              Approximately, 13% of the tax load is expected to cover acquisition and sales expenses, 20% Federal taxes and 67% state taxes.

                        - An administration charge of $7.50 plus 0.010% monthly (equivalent to 0.12% annually).

                        -     The cost of insurance charge.

                        - Any additional charges for supplementary benefits, if applicable.

                        - A mortality and expense risks charge. This charge is calculated as a percentage of the value of the Investment Accounts and is assessed against the Investment Accounts. The charge varies by Policy Year as follows:

                   Guaranteed Monthly Mortality    Guaranteed Annual Mortality
   Policy Years      and Expense Risks Charge       and Expense Risks Charge
       1-10                   0.075%                         0.900%
       11+                    0.025%                         0.300%


                              All of the above charges, except the mortality and expense risks charge, are deducted from the Net Policy Value.

Loan Charges:                 A fixed loan interest rate of 6.00% annually.
                              Interest credited to amounts in the Loan Account is guaranteed not to be less than 4.00% at all times. The maximum loan amount is 90% of the Net
                              Cash Surrender Value.

Transfer Charge:              A charge of $25 per transfer for each transfer in
                              excess of 12 in a Policy Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES






Trust Annual Expenses (Series I Shares)
(as a percentage of Trust average net assets for the fiscal year ended December 31, 2001)(A)


                                                                                   TOTAL TRUST
                                                  Series I      OTHER EXPENSES     ANNUAL EXPENSES
                                 MANAGEMENT       Rule 12b-1    (AFTER EXPENSE     (AFTER EXPENSE
TRUST PORTFOLIO                  FEES             Fees          REIMBURSEMENT)     REIMBURSEMENT)
Internet Technologies            1.000%           0.150%        0.110%             1.26%
Pacific Rim Emerging Markets     0.700%           0.150%        0.380%             1.23%
  Telecommunications             0.950%           0.150%        0.340%             1.44%(B)
  Science & Technology           0.916%(E)        0.150%        0.060%             1.13%
  International Small Cap        0.950%           0.150%        0.500%             1.60%
  Health Sciences                0.942%(E)        0.150%        0.350%             1.44%(B)
  Aggressive Growth              0.850%           0.150%        0.070%             1.07%
  Emerging Small Company         0.900%           0.150%        0.070%             1.12%
Small Company Blend              0.900%           0.150%        0.120%             1.17%
Dynamic Growth                   0.850%           0.150%        0.080%             1.08%
Mid Cap Growth                   0.850%           0.150%        0.390%             1.39%(B)
  Mid Cap Opportunities          0.850%           0.150%        0.440%             1.44%(B)
Mid Cap Stock                    0.775%           0.150%        0.080%             1.00%
All Cap Growth                   0.785%           0.150%        0.060%             0.99%
Financial Services               0.800%           0.150%        0.260%             1.21%(B)
Overseas                         0.800%           0.150%        0.150%             1.10%
International Stock              0.838%(E)        0.150%        0.170%             1.16%
International Value              0.850%           0.150%        0.150%             1.15%
Capital Appreciation             0.750%           0.150%        0.300%             1.20%
Strategic Opportunities          0.700%           0.150%        0.060%             0.91%
Quantitative Mid Cap             0.650%           0.150%        0.100%             0.90%(B)

Global Equity                    0.750%           0.150%        0.110%             1.01%
Strategic Growth                 0.750%           0.150%        0.200%             1.10%(B)
Growth                           0.697%           0.150%        0.060%             0.91%
Large Cap Growth                 0.750%           0.150%        0.080%             0.98%
All Cap Value                    0.800%           0.150%        0.470%             1.42%(B)
Capital Opportunities            0.750%           0.150%        0.500%(G)          1.40%(B)(G)
Quantitative Equity              0.599%           0.150%        0.060%             0.81%
Blue Chip Growth                 0.702%(E)        0.150%        0.060%             0.91%
Utilities                        0.750%           0.150%        0.500%(G)          1.40%(B)(G)
Real Estate Securities           0.645%           0.150%        0.070%             0.87%
Small Company Value              0.891%(E)        0.150%        0.110%             1.15%
Mid Cap Value                    0.800%           0.150%        0.200%             1.15%(B)
Value                            0.642%           0.150%        0.060%             0.85%
Tactical Allocation              0.750%           0.150%        0.400%             1.30%
Fundamental Value                0.798%           0.150%        0.120%             1.07%(B)
Growth & Income                  0.529%           0.150%        0.050%             0.73%
U.S. Large Cap Value             0.725%           0.150%        0.050%             0.93%
Equity-Income                    0.711%(E)        0.150%        0.050%             0.91%
Income & Value                   0.650%           0.150%        0.070%             0.87%
Balanced                         0.563%           0.150%        0.100%             0.81%
High Yield                       0.625%           0.150%        0.060%             0.84%
Strategic Bond                   0.625%           0.150%        0.080%             0.86%
Global Bond                      0.600%           0.150%        0.220%             0.97%


                                                                                   TOTAL TRUST
                                                  Series I      OTHER EXPENSES     ANNUAL EXPENSES
                                 MANAGEMENT       Rule 12b-1    (AFTER EXPENSE     (AFTER EXPENSE
TRUST PORTFOLIO                  FEES             Fees          REIMBURSEMENT)     REIMBURSEMENT)
Total Return                     0.600%           0.150%        0.060%             0.81%
Investment Quality Bond          0.500%           0.150%        0.090%             0.74%
Diversified Bond                 0.600%           0.150%        0.070%             0.82%
U.S. Government Securities       0.550%           0.150%        0.060%             0.76%
Money Market                     0.350%           0.150%        0.050%             0.55%
Small Cap Index(F)               0.375%           0.150%        0.075%             0.60%
International Index(F)           0.400%           0.150%        0.050%             0.60%
Mid Cap Index(F)                 0.375%           0.150%        0.075%             0.60%
Total Stock Market Index(F)      0.375%           0.150%        0.060%             0.59%
500 Index(F)                     0.375%           0.150%        0.050%             0.57%
Lifestyle Aggressive 1000        0.065%           0.000%        0.010%             0.075%(C)(D)
Lifestyle Growth 820             0.054%           0.000%        0.021%             0.075%(C)(D)
Lifestyle Balanced 640           0.054%           0.000%        0.021%             0.075%(C)(D)
Lifestyle Moderate 460           0.062%           0.000%        0.013%             0.075%(C)(D)
Lifestyle Conservative 280       0.069%           0.000%        0.006%             0.075%(C)(D)


(A) Effective January 1, 2002, the Trust implemented a Series I Rule 12b-1 plan while simultaneously reducing its advisory fees and implementing advisory fee breakpoints. The Trust Annual Expense chart reflects these changes.

(B) Annualized; For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust as noted below. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios,
      (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.) If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser.

      This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2001) as noted in the chart below:

                                                                                Total Trust
                                  Management      Rule            Other         Annual
Trust Portfolio                   Fees            12b-1 Fees      Expenses      Expenses
Lifestyle Aggressive 1000         0.065%          0.000%          1.081%        1.146%
Lifestyle Growth 820              0.054%          0.000%          0.998%        1.052%
Lifestyle Balanced 640            0.054%          0.000%          0.914%        0.968%
Lifestyle Moderate 460            0.062%          0.000%          0.823%        0.885%
Lifestyle Conservative 280        0.069%          0.000%          0.790%        0.859%

(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote ( C ) above.

(E) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust , the Equity-Income Trust and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:


                                                            FEE REDUCTION
      COMBINED ASSET LEVELS                     (AS A PERCENTAGE OF THE ADVISORY FEE)
      First $750 million                                        0.00%
      Between $750 million and $1.5 billion                     5.00%
      Between $1.5 billion and $3.0 billion                     7.50%
      Over $3.0 billion                                        10.00%



      The fee reductions are applied to the advisory fees of each of the six portfolios. (However, in the case of the Small Company Value Trust, the fee reduction will be reduced by 0.05% of the first $500 million in net assets.) This voluntary fee waiver may be terminated at any time by the adviser. As of December 31, 2001, the combined asset level for all six portfolios was approximately $4.097 billion resulting in a fee reduction of 5.00%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.


(F) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. For Series I shares, if such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.07% and 0.62%, respectively, for the International Index Trust, 0.075% and 0.60%, respectively, for the Small Cap Index Trust, and 0.075% and 0.60%, respectively, for the Mid Cap Index Trust and 0.060% and 0.59%, respectively, for the Total Stock Market Index Trust. For Class B shares, if such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.07% and 0.82%, respectively, for the International Index Trust, 0.075% and 0.80%, respectively, for the Small Cap Index Trust, and 0.075% and 0.80%, respectively, for the Mid Cap Index Trust and 0.06% and 0.79%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2002 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

(G) For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Opportunities and Utilities Trusts, the Adviser reimbursed the portfolios for certain expenses for the year ended December 31, 2001. For Series I shares, if such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.560% and 1.46%, respectively, for the Capital Opportunities Trust and 0.610% and 1.51%, respectively for the Utilities Trust. These voluntary expense reimbursements may be terminated at any time.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

      The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.

SUBADVISER                                          PORTFOLIO
A I M Capital Management, Inc.                      All Cap Growth Trust
                                                    Aggressive Growth Trust

Capital Guardian Trust Company                      Small Company Blend Trust
                                                    U.S. Large Cap Value Trust
                                                    Income & Value Trust
                                                    Diversified Bond Trust

Cohen & Steers Capital Management, Inc.             Real Estate Securities Trust

Davis  Advisors                                     Financial Services Trust
                                                    Fundamental Value Trust

The Dreyfus Corporation                             All Cap Value Trust

Fidelity Management & Research Company              Strategic Opportunities Trust(A)
                                                    Large Cap Growth Trust
                                                    Overseas Trust

Founders Asset Management LLC                       International Small Cap Trust

Franklin Advisers, Inc.                             Emerging Small Company Trust

INVESCO Funds Group, Inc.                           Telecommunications Trust
                                                    Mid Cap Growth Trust

Janus Capital Corporation                           Dynamic Growth Trust

Jennison Associates LLC                             Capital Appreciation Trust

Lord, Abbett & Co.                                  Mid Cap Value Trust

Manufacturers Adviser Corporation                   Pacific Rim Emerging Markets Trust
                                                    Quantitative Equity Trust
                                                    Quantitative Mid Cap Trust
                                                    Money Market Trust
                                                    Index Trusts
                                                    Lifestyle Trusts(B)
                                                    Balanced  Trust

Massachusetts Financial Services Company            Strategic Growth Trust
                                                    Capital Opportunities Trust
                                                    Utilities Trust

Miller Anderson & Sherrerd, LLP                     Value Trust
                                                    High Yield Trust

Munder Capital Management                           Internet Technologies Trust

Pacific Investment Management Company               Global Bond Trust
                                                    Total Return Trust

Putnam Investment Management, L.L.C.                Mid Cap Opportunities Trust
                                                    Global Equity Trust

Salomon Brothers Asset Management Inc               U.S. Government Securities Trust
                                                    Strategic Bond Trust

SSgA Funds Management, Inc.                         Growth Trust
                                                    Lifestyle Trusts(B)

T. Rowe Price Associates, Inc.                      Science & Technology Trust
                                                    Small Company Value Trust
                                                    Health Sciences Trust
                                                    Blue Chip Growth Trust
                                                    Equity-Income Trust

T. Rowe Price International, Inc.                   International Stock Trust

Templeton Investment Counsel, Inc.                  International Value Trust

UBS Global Asset Management                         Tactical Allocation Trust
(formerly, Brinson Advisors, Inc.)

Wellington Management Company, LLP                  Growth & Income Trust
                                                    Investment Quality Bond Trust
                                                    Mid Cap Stock Trust

----------
(A) Formerly, the Mid Cap Blend Trust.
(B) SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.


GENERAL INFORMATION ABOUT MANULIFE NEW YORK, THE SEPARATE ACCOUNT AND THE TRUST

MANULIFE NEW YORK

      We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("MANULIFE USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

      The Manufacturers Life Insurance Company of New York's financial ratings are as follows:


      The Manufacturers Life Insurance Company of New York has received the following ratings from independent ratings agencies:

      Standard and Poor's Insurance Ratings Service:       AA+ (for  financial strength)
      A.M. Best Company:                                   A++ (for financial strength)
      Fitch:                                               AAA (for insurer financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to the Company as a measure of Manulife New York's ability to honor the death benefit, fixed account guarantees and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Company established The Manufacturers Life Insurance Company of New York Separate Account B ("Separate Account") on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of Manulife New York's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of the Company.

THE TRUST

Each sub-account of the Separate Account will purchase Series I shares (formerly referred to as "Class A shares") only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts, are subject to a Rule 12b-1 fee of .15% of a portfolio's Series I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for the Company to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity policies and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. The Company may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:




      The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

      The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

      The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.

      The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing , under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

      The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1.5 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

      The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

      The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

      The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

      The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

      The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.

      The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.

      The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. mid-size companies.

      The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.


      The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.


      The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

      The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)). The portfolio expects to invest primarily in equity securities.

      The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

      The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

      The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

      The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.

      The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

      The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

      The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

      The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

      The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

      The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.

      The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

      The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

      The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.

      The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

      The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate companies.

      The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

      The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

      The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

      The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

      The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

      The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

      The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

      The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

      The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

      The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

      The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

      The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

      The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

      The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

      The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

      The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

      The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

      The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U.S. entities.

      The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

      The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

      The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

      The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

      The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

      The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

      The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

      The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

      The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

      The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

      *"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" and "Russell 2000(R) Growth" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.

Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified Underwriting is not available for additional premium payments.

                AGE*                     SIMPLIFIED UNDERWRITING
                                         MAXIMUM INITIAL PAYMENT
              ---------------------------------------------------
               20-29                             $30,000
               30-39                             $60,000
               40-49                            $100,000
               50-74                            $150,000
               75-90                            $100,000

* In the case of a Survivorship Policy, the youngest of the Life Insured.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

(ii)  the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

The initial premium paid plus interest credited beginning on the date on which the premium was received, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions once the Right to Examine period has expired.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund of the premium within 10 days after the policy is received. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned

Policy at its Service Office, Manulife New York will refund any premium paid. Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by the Company, the Company will refund the premium to the policyowner. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.

Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer or an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policyowner should consult with his or her Manulife New York agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

      -     Change in Risk Classification
      -     Partial Withdrawals
      -     Addition or deletion of supplementary benefits

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under "Death Benefit").

DEATH BENEFITS

If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Life Insureds although the insurance benefit is payable on the death of the last to die of the Life Insured. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.

DEATH BENEFIT

The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

MINIMUM DEATH BENEFIT

The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insureds in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

LAPSE PROTECTION BENEFIT

The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.

The Lapse Protection Benefit Period is indicated on the policy information page of the Policy and depends on the age of the Life Insured at issuance of the Policy (in the case of a Survivorship Policy, based on the age of the older Life Insured at issuance of the Policy). The Lapse Protection Benefit Period for each age at issue is set out below.

Age at Issuance of the Policy               Lapse Protection Benefit Period (Number of Years
-----------------------------               ------------------------------------------------
         20-29                                                   35

         30-39                                                   30

         40-49                                                   25

         50-59                                                   20

         60-69                                                   15

         70-84                                                   10

         85-90                                                   8

MATURITY DATE

Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Life Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Net Cash Surrender Value calculated as of the Maturity Date.

PREMIUM PAYMENTS

INITIAL PREMIUMS

The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner).

No premium will be accepted prior to receipt of a completed application by the Company. The initial premium received will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust until the Right to Examine period has expired.

(a) while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;
(b) Face Amount increases are not permitted in connection with additional premiums (Therefore, the total of all premiums paid for a Policy may not exceed the greater of 100% of the Guideline Single Premium or the sum of the Guideline Annual Premiums for the Face Amount of the Policy);
(c) the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code, and
(d) additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to the Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company's underwriters approve the additional premium.

PREMIUM ALLOCATION

At the end of the period you have the Right to Examine the policy, the Net Premiums paid plus any interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.

MAXIMUM PREMIUM LIMITATION

The Policy is issued under the Guideline Premium Test which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by Federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

CHARGES AND DEDUCTIONS

TAX LOAD

A tax load of 0.030% of Policy Value is deducted monthly (equivalent to 0.360% annually) for the 10 Policy Years. If additional premium payments are made, the 0.030% tax load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if: - the initial premium payment is $100,000,
- an additional premium payment of $50,000 is made in Policy Year 7, and - the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment), then 0.030% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.030% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16. Unless otherwise allowed by the Company and specified by the policyowner, the tax load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value.

The tax load is designed to cover a portion of the Company's acquisition and sales expenses and Federal and premium taxes.

SURRENDER CHARGES

During the Surrender Charge Period, the Company will deduct a Surrender Charge if:

-     the Policy is surrendered for its Net Cash Surrender Value,
-     a partial withdrawal is made (above the Free Withdrawal Amount), or
-     the Policy terminates due to default.

The surrender charge, together with a portion of the tax load, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.

                           Policy Year       Surrender Charge
                           1                 10.00%
                           2                  9.00%
                           3                  8.00%
                           4                  7.00%

                           5                  6.00%
                           6                  5.00%
                           7                  4.00%
                           8                  3.00%
                           9                  1.50%
                           10+                0.00%

                           If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all tax loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

                           We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

      Free Withdrawal Amount

A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the "Free Withdrawal Amount"). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

      -     a tax load, if applicable;
      -     an administration charge;
      -     a charge for the cost of insurance;
      -     a mortality and expense risks charge;
      - if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risks charge will only be allocated among the Investment Accounts.

ADMINISTRATION CHARGE

This charge will be equal to $7.50 per Policy Month plus 0.010% of Net Policy Value deducted monthly (equivalent to 0.12% annually). The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

The net amount at risk is equal to (a) minus (b) where:

      (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and
      (b) is the Policy Value as of the first day of the Policy Month.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Life Insureds on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.

MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                         GUARANTEED MONTHLY MORTALITY          EQUIVALENT ANNUAL
                                    AND                      MORTALITY AND EXPENSE
   POLICY YEAR              EXPENSE RISKS CHARGE                 RISKS CHARGE
      1-10                         0.075%                            0.900%
       11+                         0.025%                            0.300%

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit policyowners of certain fixed life insurance policies issued by the Company to exchange their policies for the Policies described in this prospectus (and likewise, policyowners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued by the Company). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

      (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

      (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations as noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occur. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

      (a)   within eighteen months after the Issue Date; or

      (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date (or the last Policy Anniversary), the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy
- Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

      Nonpreferred Loans

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 2.00%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.)

      Preferred Loans

Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy ("Preferred loans").

Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 0.00%.

The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the Policy is a MEC then, regardless of the loan interest credited differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy - Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the amount required in the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted, when a portion of the Loan Account is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of the Policy.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges." See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced by an amount equal to (a) multiplied by (b) where:

(a)   is the Face Amount prior to the withdrawal; and
(b) is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.

If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT

LAPSE

Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse of the Policy.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed;

(b) Evidence of the Life Insured's insurability, satisfactory to the Company is provided to the Company; and

(c) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the next Policy Anniversary or for at least three Policy Months is paid.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy.

TERMINATION

The Policy will terminate on the earliest to occur of the following events:

(a) the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default;
(b)   surrender of the Policy for its Net Cash Surrender Value;
(c)   the Maturity Date;
(d)   the death of the Life Insured.

THE GENERAL ACCOUNT

The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

      (a) the portion of the net premiums allocated to it; plus
      (b) any amounts transferred to it; plus
      (c) interest credited to it; less
      (d) any charges deducted from it; less
      (e) any partial withdrawals from it; less
      (f) any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

ASSIGNMENT OF RIGHTS

The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured's lifetime by giving written notice to Manulife New York in a form satisfactory to the Company. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

INTRODUCTION

The following discussion of the Federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

THE COMPANY'S TAX STATUS


        The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Policy, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Separate Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Separate Account to make provision for such taxes. The Company's Federal tax liability is increased, however, in respect of the Policies because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").


TAXATION OF LIFE INSURANCE POLICIES IN GENERAL

TAX STATUS OF THE POLICY

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

- The Policy must satisfy the definition of life insurance under Section 7702 of the Code.

- The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

- The Policy must be a valid life insurance contract under applicable state law.

- The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. Only the Guideline Premium Test is permitted under the Policy. The Guideline Premium Test requires a minimum death benefit and in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

        The remainder of this discussion assumes that the Policy will be treated as a life insurance Policy for Federal tax purposes.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS

        In general, the amount of the death benefit payable from a Policy by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

        If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

        Under existing provisions of the Code, except as described below, any increase in a policyowner's Policy value is generally not taxable to the policyowner unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death.

Lapse or Surrender


        Upon a lapse or surrender of the Policy, the amount received will be includible in the policyowner's income to the extent the amount received exceeds the "investment in the Policy." If there is any debt at the time of a lapse or surrender, such debt will be treated as an amount received by the policyowner. The "investment in the Policy" generally is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income (But see the discussion of MECs below). A subsequent reinstatement will not change this tax treatment of a surrendered or lapsed Policy.


Policies Which Are MECs


        Characterization of a Policy as a MEC. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy [provided for] paid[-]up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:


(1) it was received in exchange for another life insurance policy which was not a MEC,

(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

        Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if the policyowner assigns or pledges any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. The policyowner's investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, a policyowner should consult a qualified tax advisor.

        Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after the policyowner attains age 59 1/2, (2) because the policyowner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary, as defined in the tax law).

        Aggregation of Policies. All life insurance Policies which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one Policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies Which Are Not MECs


        Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as a non-taxable recovery of premium payments and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal (But see the next paragraph, which describes an exception to this rule).


        Certain Distributions Required by the Tax Law in the First 15 Policy Years. As indicated under "Payments," Section 7702 places limitations on the amount of premium payments that may be made and the Policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.

        Tax Treatment of Loans. If a Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness of the policyowner. As a result, no part of any loan under such a Policy will constitute income to the policyowner so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all Policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the policyowner's income.

Survivorship Policies

        Although the Company believes that the Policy, when issued as a Survivor Policy, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to Survivor Policies is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of Policy, there is necessarily some uncertainty whether a Survivor Policy will meet the Section 7702 definition of a life insurance Policy. Prospective policyowners considering purchase of the Policy as a Survivor Policy should consult a qualified tax adviser.

        Where the policyowner of the Policy is the last surviving insured, the death proceeds will generally be includible in the policyowner's estate on his or her death for purposes of the Federal estate tax. If the policyowner dies and was not the last surviving insured, the fair market value of the Policy would be included in the policyowner's estate. In general, no part of the Policy value would be includible in the last surviving insured's estate if he or she neither retained incidents of policyownership at death nor had given up policyownership within three years before death.

Treatment of Maturity Benefits

        At the maturity date, the surrender value will be paid to the policyowner, and this amount will be includible in income to the extent the amount received exceeds the investment in the Policy

Actions to Ensure Compliance with the Tax Law

        The Company believes that the maximum amount of premium payments it has determined for the Policies will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a Policy year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the Policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the Federal tax definition of life insurance.

Other Considerations

        Changing the policyowner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.



        Federal estate tax, state and local estate and inheritance tax, and other tax consequences of policyownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 2002 or 2003 is $1,000,000 and it increases in stages to $3,500,000 for persons dying in 2009. The estate tax is repealed for decedents dying in 2011, but it will be reinstated (with lower exclusion amounts) for deaths in 2011 and subsequent years unless Congress takes further action. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

        If the policyowner (whether or not he or she is an insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the Policy. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers made dying after 1998 and before 2004, this exemption is indexed for inflation. In years after 2003 it equals the estate tax exemption amount, and the tax is repealed for transfers after 2009 (subject to reinstatement in 2011 absent further action by Congress).


        Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective Policyowners should consult a qualified tax adviser before using this Policy for estate planning purposes.

DISALLOWANCE OF INTEREST DEDUCTIONS

        The Policy generally will be characterized as a single premium life insurance Policy under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the policyowner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of policyownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance Policies which cover the life of an individual who is a 20-percent policyowner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a Policy, should consult a tax adviser.

FEDERAL INCOME TAX WITHHOLDING


        The Company will withhold and remit to the Federal government a part of the taxable portion of withdrawals made under a Policy unless the policyowner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld (The election of no withholding is available only if the policyowner is an individual and has provided to the Company a valid taxpayer identification number). Regardless of whether the policyowner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The policyowner may also be required to pay penalties under the estimated tax rules, if the policyowner's withholding and estimated tax payments are insufficient to satisfy the policyowner's total tax liability.


OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:

(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

(ii)  trading on the New York Stock Exchange is restricted,

(iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or


(iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:

        -  the amount of death benefit;

        - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

        - the value of the units in each Investment Account to which the Policy Value is allocated;

        -  the Policy Debt and any loan interest charged since the last report;
           o the premiums paid and other Policy transactions made during the period since the last report; and

        -  any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES


Manulife Financial Securities LLC ("Manulife Financial Securities"), whose principal offices are located at 73 Tremont Street, Boston, Massachusetts
02108, acts as the principal underwriter of, and continuously offers, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. Manulife Financial Securities is an indirect wholly-owned subsidiary of MFC. Manulife Financial Securities] is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. Manulife Financial Securities is a Delaware limited liability company, the managing member of which is Manulife USA. Manulife USA in its capacity as managing member is authorized to act on behalf of Manulife Financial Securities. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.


The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York. A registered representative will receive commissions not to exceed either (a) 7% of premiums in the first year or (b) 5.75% of premiums in the first year and ..25% of Net Policy Value annually beginning 19 months after issuance of the Policy.

RESPONSIBILITIES ASSUMED BY MANULIFE NEW YORK, MANULIFE USA AND MANULIFE FINANCIAL SECURITIES

The Company has entered into an agreement with Manulife Financial Securities] pursuant to which Manulife Financial Securities] will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies, and send all confirmations required to be sent by Manulife Financial Securities] with respect to the Policies. The Company will pay Manulife Financial Securities for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

Manulife USA has entered into a Service Agreement with us pursuant to which Manulife USA or its designee will provide to us all issue, administrative, general services and recordkeeping functions on our behalf with respect to all of our insurance policies including the Policies.


Finally, the Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. The Company is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, the Company will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by the Company in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable Federal securities laws or regulations change so as to permit the Company to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by the Company, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

The Company may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management policy. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable Federal regulations. If the Company does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, the Company may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

The Company also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable Federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

The Company is subject to the regulation and supervision by the New York Department of Insurance, which periodically examines its financial condition and operations. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS


The consolidated financial statements of The Manufacturers Life Insurance Company of New York at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of Separate Account B of The Manufacturers Life Insurance Company of New York at December 31, 2001, and for each of the two years in the period ended December 31, 2001, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact the Company's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS

The directors and executive officers of the Company, together with their principal occupations during the past five years, are as follows:

 NAME, AGE AND
 PRINCIPAL
 BUSINESS                   POSITION
 ADDRESS                    WITH THE COMPANY  PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------
 Bruce Avedon                Director*        Director, Manulife New York, March 1992 to
 Age: 73                                      present; Consultant (self-employed) September
 6601 Hitching Post Lane                      1983 to present.
 Cincinnati, OH 45230

 Thomas Borshoff             Director*        Director, Manulife New York, February 1999 to
 Age: 55                                      present; Self-employed, Real Estate
 536 Stone Road                               Owner/Manager; Chief Executive Officer and
 Pittsford, NY 14534                          Chairman, First Federal Savings and Loan of
                                              Rochester, 1983 to 1997.

 James R. Boyle              Director*        Director, Manulife New York, August 1999 to
 Age: 43                                      present; President, U.S. Annuities, Manulife
 500 Boylston Street                          Financial, July 1999 to present; President,
 Boston, MA 02116                             Manulife North America, July 1999 to present;
                                              Treasurer, Manufacturers Investment Trust, June
                                              1998 to present; Vice President, Institutional
                                              Markets, Manulife Financial, May 1998 to July 1999;
                                              Vice President, Administration and Chief Administrative
                                              Officer, Manulife North America, September 1996
                                              to May 1998; Vice President, Chief Financial Officer
                                              and Chief Administrative Officer, Manulife North
                                              America, August 1994 to September 1996.

 Robert A. Cook              Director*        Director,  Manulife New York, February 1999 to
 Age: 47                                      present; President, U.S. Insurance, Manulife
 73 Tremont Street                            Financial, January 1999 to present; Vice
 Boston, MA 02108                             President, U.S. Insurance, Manulife Financial,
                                              1995 to December 1998.


 John D.DesPrez III          Director*        President, Manulife USA, January 1999 to
 Age: 45                     Chairman         present; Director, Manulife Wood Logan, October
 73 Tremont Street           of the Board     and 1996 to present; Director, September 1996 to
 Boston, MA 02108            of Directors     present and Chairman of the Board, January 1999
                                              to present, of Manulife North America; President,
                                              Manulife North America, September 1996 to
                                              December 1998; President, MIT September 1996 to
                                              present; Senior Vice President, U.S. Annuities,
                                              Manulife  USA, September 1996 to December
                                              1998; Vice President, Mutual Funds, Manulife Financial,
                                              January 1995 to September 1996; Director, MWL, December
                                              1995 to present; Director, Wood Logan Distributors,
                                              March 1993 to present; President, North American
                                              Funds, March 1993 to September 1996; Director,
                                              Manulife New York, March 1992 to present;

 Ruth Ann Fleming           Director*         Director, Manulife New York, March 1992 to
 Age: 43                                      present; Attorney, consulting services and pro
 205 Highland Avenue                          bono activities.
 Short Hills, NJ 07078


 James D. Gallagher         Director*         President, Manufacturers Investment Trust,
 Age: 47                    and               February 2001 to Present, President, The
                            President         Manufacturers Life Insurance Company of New York,
                                              August 1999 to Present, Executive Vice


 NAME, AGE AND
 PRINCIPAL
 BUSINESS                   POSITION
 ADDRESS                    WITH THE COMPANY  PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------

 73 Tremont Street                            President, Secretary and Chief Legal Counsel,
 Boston, MA 02108                             The Manufacturers Life Insurance Company (USA),
                                              January 1997 to present; Secretary and General
                                              Counsel, Manufacturers Adviser Corporation, January
                                              1997 to present; Vice President, Chief Legal
                                              Officer and Government Relations-U.S. Operations,
                                              The Manufacturers Life Insurance Company, January
                                              1996 to present; Vice President, Secretary and
                                              General Counsel, The Manufacturers Life Insurance
                                              Company of North America, 1994 to present.

 David W. Libbey            Treasurer         Senior Vice President, Treasurer and Chief
 Age: 55                                      Financial Officer, U.S. Annuities, Manulife
 500 Boylston Street                          USA, December 1997 to present; Treasurer,
 Boston, MA 02116                             Manulife New York, November 1997 to present; Vice
                                              President, Finance, Manulife North America, June
                                              1997 to December 1997; Vice President, Finance,
                                              Annuities, Manulife Financial, June 1997 to
                                              present; Vice President & Actuary, Paul Revere
                                              Insurance Group, June 1970 to March 1997.

 Neil M. Merkl, Esq.                          Director, Manulife New York, December 1995 to
 Age: 71                     Director*        present; Attorney (self-employed), April 1994 to
 35-35 161st Street                           present; Attorney, Wilson Elser, 1979 to 1994.
 Flushing, NY 11358

 James P. O'Malley           Director*        Senior Vice President, U.S. Pensions, Manulife
 Age: 56                                      Financial, January 1999 to present; Director,
 200 Bloor Street East                        Manulife New York, November 1998 to present;
 Toronto, Ontario                             Director, ManAmerica, November 1998 to present;
 Canada M4W 1E5                               Vice President, Systems New Business Pensions,
                                              Manulife Financial, 1984 to December 1998.

 Bradford J. Race Jr.        Director*        Director, Manulife New York, February 2002 to
 Age: 57                                      present; Secretary to the Governor, Chief of
 136 East 64th Street                         Staff and Senior Policy Advisor to the Governor
 New York, NY 10021                           of the State of New York, George E. Pataki,
                                              1995-February 2002; Partner, Seward & Kissel --
                                              Law Firm, 1981-1994, Attorney, Dewey Ballantine,
                                              1970-1981.

 Kim Ciccarelli              Secretary        Secretary and Counsel, Manulife New York,
 Age: 32                     and Counsel      November 2001 to present; Assistant Counsel,
 73 Tremont Street                            Manulife U.S.A., November 2001 to present;
 Boston, MA 02108                             Paralegal, Manulife U.S.A., March 1995 -- October
                                              1999.

 John Ostler                 Appointed       Appointed Actuary, Manulife New York, November
 Age: 48                     Actuary         2000 to present; Executive Vice President and
 200 Bloor Street East                       Chief Financial Officer, Manulife USA,
 Toronto, Ontario                            October 1, 2000 to present; Vice President and
 Canada M4W 1E5                              Corporate Actuary, The Manufacturers Life
                                             Insurance Company, March 1998 to September 2000;
                                             Vice President & CFO U.S. Individual Insurance,
                                             The Manufacturers Life Insurance Company, 1992 to
                                             March 1998; Vice President, U.S. Insurance
                                             Products, The Manufacturers Life Insurance
                                             Company, 1990-1992; Assistant Vice President &
                                             Pricing Actuary , U.S. Insurance, The
                                             Manufacturers Life Insurance Company, 1988-1990.


 NAME, AGE AND
 PRINCIPAL
 BUSINESS                   POSITION
 ADDRESS                    WITH THE COMPANY  PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------



*Each Director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.

                                   APPENDIX A

                                   DEFINITIONS

Additional Rating

is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age

on any date is the Life Insured's age on his or her nearest birthday. If no specific date is mentioned, Age means the Life Insured's age on the Policy Anniversary nearest to the birthday.

Attained Age

on any date is the Age at issue plus the number of whole years that have elapsed since the Policy Date. In the case of a Survivorship Policy, Attained Age is based on the youngest Life Insured at issue of the Policy.

Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Cash Surrender Value

is the Policy Value less the sum of (a) the Surrender Charge and (b) any outstanding Monthly Deductions due.

The Company (or "we," "us" or "our")
refers to The Manufacturers Life Insurance Company of New York.

Earnings

is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.

Effective Date

is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Guideline Single Premium

is the maximum premium that can be paid under the Guideline Premium Test (described under "Life Insurance Qualification") which will still allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured

is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date

is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue.

Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the gross premium paid less any charges deducted from each premium payment. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

Policy Date

is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company's satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

     (a) is the total amount of loans borrowed as of such date; (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

     (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

     (d) is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Single Life Policy

is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.

Separate Account

refers to Separate Account B of the Company.

Service Office Address

is P.O. Box 633, Niagara Square Station, Buffalo, New York  14201-0633.

Surrender Charge Period

is the period following the Issue Date during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.

Survivorship Policy

is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

                                   APPENDIX B

APPENDIX B

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables are based on initial premiums of $25,000 and $100,000. A male age 55 and a female age 55 are illustrated for the single life Policy. A male age 55 and female age 50 are illustrated for the last survivorship Policy.

The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Series I shares of the Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect a simple average of those Portfolios' current expenses, which is approximately 0.937% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -- 0.933%, 5.012% and 10.956%. The expense of the Portfolios may fluctuate from year to year but are assumed to remain constant for purposes of these tables. The illustrations reflect the expense reimbursement in effect for the Lifestyle Trusts. In the absence of such expense reimbursement, the average of the Portfolio's current expenses would have been 1.019% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -- 1.014%, 4.926% and 10.865%. The expense reimbursement for the Lifestyle Trusts is expected to remain in effect during the fiscal year ended December 31, 2002. Were the expense reimbursement and expense limitation to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each Policy, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes and any additional ratings, face amount and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately May 1, 2001. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                              $73,724 FACE AMOUNT
                            ASSUMING CURRENT CHARGES


                              0% Hypothetical                   6% Hypothetical                      12% Hypothetical
                           Gross Investment Return           Gross Investment Return              Gross Investment Return
                           ------------------------          ------------------------             ------------------------

  End Of     Accumulated    Policy         Cash     Death    Policy         Cash       Death      Policy         Cash     Death
  Policy        Premiums     Value    Surrender   Benefit     Value    Surrender     Benefit       Value    Surrender   Benefit
Year (1)             (2)                  Value                            Value                                Value
      1           26,250    24,233       22,259    73,724    25,694       23,587      73,724      27,155      24,915     73,724
      2           27,563    23,442       21,749    73,724    26,375       24,445      73,724      29,480      27,459     73,724
      3           28,941    22,626       21,201    73,724    27,043       25,305      73,724      31,994      30,224     73,724
      4           30,388    21,773       20,601    73,724    27,689       26,168      73,724      34,713      33,192     73,724
      5           31,907    20,879       19,944    73,724    28,310       27,039      73,724      37,659      36,388     73,724
      6           33,502    19,953       19,240    73,724    28,916       27,895      73,724      40,869      39,849     73,724
      7           35,178    18,989       18,480    73,724    29,502       28,732      73,724      44,374      43,634     73,724
      8           36,936    17,982       17,731    73,724    30,068       29,662      73,724      48,210      47,804     73,724
      9           38,783    16,928       16,910    73,724    30,609       30,578      73,724      52,417      52,386     73,724
     10           40,722    15,809       15,809    73,724    31,116       31,116      73,724      57,039      57,039     73,724
     15           51,973     9,672        9,672    73,724    34,826       34,826      73,724      91,987      91,987    106,704
     20           66,332     1,300        1,300    73,724    38,463       38,463      73,724     149,095     149,095    159,532
     25           84,659       0(3)         0(3)      0(3)   41,048       41,048      73,724     242,801     242,801    254,941
     30          108,049                                     39,878       39,878      73,724     393,297     393,297    412,961
     35          137,900                                     28,097       28,097      73,724     631,234     631,234    662,796
     40          176,000                                        0(3)         0(3)        0(3)  1,016,687   1,016,687  1,026,854
     45          224,625                                                                       1,673,646   1,673,646  1,673,646

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                              $73,724 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES


                              0% Hypothetical                6% Hypothetical                      12% Hypothetical
                           Gross Investment Return       Gross Investment Return              Gross Investment Return
                        ----------------------------   ----------------------------      ----------------------------------
 End Of   Accumulated   Policy        Cash     Death   Policy        Cash     Death      Policy           Cash        Death
 Policy      Premiums    Value   Surrender   Benefit    Value   Surrender   Benefit       Value      Surrender      Benefit
Year(1)           (2)                Value                          Value                                Value
      1        26,250   24,233      22,259    73,724    25,694      23,587    73,724       27,155         24,915       73,724
      2        27,563   23,164      21,493    73,724    26,100      24,192    73,724       29,209         27,188       73,724
      3        28,941   22,066      20,681    73,724    26,482      24,784    73,724       31,438         29,667       73,724
      4        30,388   20,936      19,815    73,724    26,838      25,357    73,724       33,859         32,338       73,724
      5        31,907   19,765      18,887    73,724    27,159      25,906    73,724       36,494         35,223       73,724
      6        33,502   18,543      17,888    73,724    27,440      26,422    73,724       39,367         38,346       73,724
      7        35,178   17,263      16,808    73,724    27,674      26,903    73,724       42,505         41,740       73,724
      8        36,936   15,910      15,693    73,724    27,849      27,443    73,724       45,941         45,535       73,724
      9        38,783   14,470      14,455    73,724    27,955      27,923    73,724       49,714         49,682       73,724
     10        40,722   12,924      12,924    73,724    27,976      27,976    73,724       53,868         53,868       73,724
     15        51,973    3,378       3,378    73,724    27,888      27,888    73,724       85,863         85,863       99,601
     20        66,332      0(3)        0(3)   73,724    22,866      22,866    73,724      137,614        137,614      147,247
     25        84,659      0(3)        0(3)      0(3)    4,600       4,600    73,724      221,997        221,997      233,097
     30       108,049                                     0(3)        0(3)       0(3)     354,753        354,753      372,491
     35       137,900                                                                     558,343        558,343      586,260
     40       176,000                                                                     886,008        886,008      894,868
     45       224,625                                                                   1,458,449      1,458,449    1,458,449


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                        $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                            0% Hypothetical                6% Hypothetical                     12% Hypothetical
                        Gross Investment Return        Gross Investment Return              Gross Investment Return
                    ------------------------------- -------------------------------    ---------------------------------
End Of  Accumulated              Cash                             Cash                               Cash
Policy   Premiums    Policy    Surrender    Death      Policy   Surrender    Death       Policy    Surrender     Death
Year(1)    (2)        Value      Value     Benefit     Value      Value     Benefit       Value      Value      Benefit
  1     105,000      97,176     89,257     305,427    103,027     94,577    305,427      108,879     99,898      305,427
  2     110,250      94,244     87,434     305,427    106,005     98,244    305,427      118,455    110,372      305,427
  3     115,763      91,199     85,448     305,427    108,934    101,926    305,427      128,810    121,726      305,427
  4     121,551      87,994     83,249     305,427    111,773    105,690    305,427      139,999    133,915      305,427
  5     127,628      84,605     80,812     305,427    114,510    109,427    305,427      152,115    147,032      305,427
  6     134,010      81,081     78,179     305,427    117,192    113,108    305,427      165,319    161,235      305,427
  7     140,710      77,392     75,314     305,427    119,798    116,715    305,427      179,727    176,643      305,427
  8     147,746      73,522     72,489     305,427    122,323    120,698    305,427      195,488    193,863      305,427
  9     155,133      69,448     69,373     305,427    124,753    124,628    305,427      212,770    212,645      305,427
 10     162,889      65,102     65,102     305,427    127,042    127,042    305,427      231,750    231,750      305,427
 15     207,893      41,098     41,098     305,427    143,415    143,415    305,427      375,410    375,410      435,476
 20     265,330       7,911      7,911     305,427    159,829    159,829    305,427      610,272    610,272      652,992
 25     338,635           0(3)       0(3)        0(3) 172,531    172,531    305,427      995,630    995,630    1,045,411
 30     432,194                                       171,286    171,286    305,247    1,614,557  1,614,557    1,695,284
 35     551,602                                       131,029    131,209    305,427    2,593,128  2,593,128    2,722,785
 40     703,999                                             0(3)       0(3)       0(3) 4,178,385  4,178,385    4,220,169
 45     898,501                                                                        6,880,180  6,880,180    6,880,180

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2) Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                        $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES








                               0% Hypothetical                6% Hypothetical                 12% Hypothetical
                           Gross Investment Return        Gross Investment Return         Gross Investment Return
                         ----------------------------   -----------------------------   ----------------------------
End Of                                  Cash                                                           Cash
Policy    Accumulated    Policy    Surrender    Death    Policy  Surrender      Death     Policy  Surrender      Death
Year(1)   Premiums(2)     Value        Value  Benefit     Value      Value    Benefit      Value      Value    Benefit
   1       105,000       97,176      89,257   305,427   103,027    94,577     305,427    108,879     99,898    305,427
   2       110,250       93,074      86,359   305,427   104,847    97,180     305,427    117,314    109,230    305,427
   3       115,763       88,849      83,264   305,427   106,572    99,732     305,427    126,457    119,374    305,427
   4       121,551       84,480      79,949   305,427   108,188   102,215     305,427    136,388    130,305    305,427
   5       127,628       79,934      76,379   305,427   109,668   104,601     305,427    147,188    142,105    305,427
   6       134,010       75,177      72,516   305,427   110,984   106,901     305,427    158,955    154,871    305,427
   7       140,710       70,170      68,314   305,427   112,107   109,024     305,427    171,802    168,719    305,427
   8       147,746       64,858      63,967   305,427   112,994   111,369     305,427    185,861    184,236    305,427
   9       155,133       59,180      59,118   305,427   113,593   113,468     305,427    201,284    201,159    305,427
  10       162,889       53,061      53,061   305,427   113,849   113,849     305,427    218,258    218,258    305,427
  15       207,893       14,949      14,949   305,427   114,327   114,327     305,427    349,299    349,299    405,187
  20       265,330         0(3)        0(3)   305,427    94,653    94,653     305,427    561,605    561,605    600,917
  25       338,635         0(3)        0(3)      0(3)    20,879    20,879     305,427    907,763    907,763    953,151
  30       432,194                                         0(3)      0(3)        0(3)  1,452,393  1,452,393  1,525,013
  35       551,602                                                                     2,287,676  2,287,676  2,402,060
  40       703,999                                                                     3,631,990  3,631,990  3,668,310
  45       898,501                                                                     5,980,403  5,980,403  5,980,403

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                              $86,857 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                            0% Hypothetical             6% Hypothetical               12% Hypothetical
                       Gross Investment Return     Gross Investment Return        Gross Investment Return
                      --------------------------  --------------------------  -------------------------------
 End Of  Accumulated  Policy       Cash    Death  Policy       Cash    Death     Policy       Cash      Death
 Policy     Premiums   Value  Surrender  Benefit   Value  Surrender  Benefit      Value  Surrender    Benefit
Year(1)          (2)              Value                       Value                          Value
      1       26,250  24,247     22,272   86,857  25,708     23,600   86,857     27,169     24,928     86,857
      2       27,563  23,471     21,776   86,857  26,403     24,471   86,857     29,507     27,486     86,857
      3       28,941  22,668     21,239   86,857  27,083     25,341   86,857     32,031     30,260     86,857
      4       30,388  21,832     20,656   86,857  27,742     26,221   86,857     34,758     33,237     86,857
      5       31,907  20,951     20,013   86,857  28,370     27,099   86,857     37,701     36,430     86,857
      6       33,502  20,036     19,320   86,857  28,978     27,957   86,857     40,899     39,878     86,857
      7       35,178  19,086     18,575   86,857  29,567     28,796   86,857     44,381     43,642     86,857
      8       36,936  18,099     17,846   86,857  30,134     29,727   86,857     48,181     47,775     86,857
      9       38,783  17,093     17,075   86,857  30,695     30,664   86,857     52,348     52,317     86,857
     10       40,722  16,058     16,058   86,857  31,245     31,245   86,857     56,921     56,921     86,857
     15       51,973  11,252     11,252   86,857  35,774     35,774   86,857     92,030     92,030    106,755
     20       66,332   5,529      5,529   86,857  40,980     40,980   86,857    149,986    149,986    160,485
     25       84,659    0(3)       0(3)     0(3)  45,874     45,874   86,857    245,150    245,150    257,407
     30      108,049                              48,176     48,176   86,857    399,126    399,126    419,082
     35      137,900                              43,856     43,856   86,857    645,079    645,079    677,333
     40      176,000                              21,303     21,303   86,857  1,044,709  1,044,709  1,055,156
     45      224,625                                0(3)       0(3)     0(3)  1,719,791  1,719,791  1,719,791

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Laps Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                              $86,857 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                            0% Hypothetical             6% Hypothetical               12% Hypothetical
                       Gross Investment Return     Gross Investment Return        Gross Investment Return
                      --------------------------  --------------------------  -------------------------------
 End Of  Accumulated  Policy       Cash    Death  Policy       Cash    Death     Policy       Cash      Death
 Policy     Premiums   Value  Surrender  Benefit   Value  Surrender  Benefit      Value  Surrender    Benefit
Year(1)          (2)              Value                       Value                          Value
      1       26,250  24,247     22,272   86,857  25,708     23,600   86,857     27,169     24,928     86,857
      2       27,563  23,193     21,520   86,857  26,126     24,216   86,857     29,232     27,211     86,857
      3       28,941  22,127     20,737   86,857  26,533     24,831   86,857     31,477     29,706     86,857
      4       30,388  21,050     19,921   86,857  26,931     25,445   86,857     33,926     32,405     86,857
      5       31,907  19,958     19,071   86,857  27,318     26,056   86,857     36,601     35,330     86,857
      6       33,502  18,847     18,179   86,857  27,688     26,667   86,857     39,523     38,502     86,857
      7       35,178  17,707     17,238   86,857  28,035     27,264   86,857     42,717     41,954     86,857
      8       36,936  16,527     16,299   86,857  28,349     27,943   86,857     46,207     45,801     86,857
      9       38,783  15,290     15,274   86,857  28,616     28,585   86,857     50,023     49,992     86,857
     10       40,722  13,980     13,980   86,857  28,823     28,823   86,857     54,200     54,200     86,857
     15       51,973   6,540      6,540   86,857  30,320     30,320   86,857     86,552     86,552    100,401
     20       66,332    0(3)       0(3)   86,857  29,040     29,040   86,857    139,965    139,965    149,763
     25       84,659    0(3)       0(3)     0(3)  19,515     19,515   86,857    227,186    227,186    238,546
     30      108,049                                0(3)       0(3)     0(3)    365,873    365,873    384,166
     35      137,900                                                            580,694    580,694    609,729
     40      176,000                                                            925,074    925,074    934,324
     45      224,625                                                          1,522,781  1,522,781  1,522,781

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                        $100,000 PLANNED SINGLE PREMIUM
                              $360,771 FACE AMOUNT
                            ASSUMING CURRENT CHARGES


                              0% Hypothetical                6% Hypothetical                  12% Hypothetical
                          Gross Investment Return         Gross Investment Return          Gross Investment Return
                          -----------------------         -----------------------          -----------------------
End Of    Accumulated    Policy       Cash     Death     Policy       Cash     Death       Policy       Cash     Death
Policy       Premiums     Value   Surrender   Benefit     Value   Surrender   Benefit       Value   Surrender   Benefit
Year(1)           (2)                 Value                           Value                             Value
      1   105,000        97,236      89,312   360,771   103,088      94,632   360,771     108,940      99,953     360,771
      2   110,250        94,366      87,546   360,771   106,125      98,355   360,771     118,572     110,489     360,771
      3   115,763        91,374      85,610   360,771   109,101     102,081   360,771     128,966     121,883     360,771
      4   121,551        88,238      83,479   360,771   111,996     105,912   360,771     140,189     134,106     360,771
      5   127,628        84,903      81,095   360,771   114,763     109,680   360,771     152,299     147,215     360,771
      6   134,010        81,422      78,506   360,771   117,454     113,370   360,771     165,450     161,367     360,771
      7   140,710        77,790      75,700   360,771   120,065     116,982   360,771     179,766     176,683     360,771
      8   147,746        73,996      72,956   360,771   122,593     120,968   360,771     195,384     193,759     360,771
      9   155,133        70,117      70,041   360,771   125,105     124,980   360,771     212,507     212,382     360,771
     10   162,889        66,114      66,114   360,771   127,573     127,573   360,771     231,290     231,290     360,771
     15   207,893        47,567      47,567   360,771   147,338     147,338   360,771     375,477     375,477     435,553
     20   265,330        25,207      25,207   360,771   170,195     170,195   360,771     613,732     613,732     656,693
     25   338,635          0(3)        0(3)      0(3)   192,211     192,211   360,771   1,004,943   1,004,943   1,055,190
     30   432,194                                       204,439     204,439   360,771   1,637,943   1,637,943   1,719,840
     35   551,602                                       191,877     191,877   360,771   2,649,092   2,649,092   2,781,546
     40   703,999                                       112,186     112,186   360,771   4,292,026   4,292,026   4,334,946
     45   898,501                                          0(3)        0(3)      0(3)   7,067,319   7,067,319   7,067,319

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                        $100,000 PLANNED SINGLE PREMIUM
                              $360,771 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                             0% Hypothetical               6% Hypothetical                  12% Hypothetical
                         Gross Investment Return        Gross Investment Return          Gross Investment Return
                       ---------------------------    ---------------------------      ------------------------------
 End Of  Accumulated   Policy       Cash     Death    Policy       Cash     Death      Policy        Cash       Death
 Policy     Premiums    Value  Surrender   Benefit     Value  Surrender   Benefit       Value   Surrender     Benefit
Year(1)          (2)               Value                          Value                             Value
      1      105,000   97,236     89,312   360,771   103,088     94,632   360,771     108,940      99,953     360,771
      2      110,250   93,197     86,472   360,771   104,957     97,282   360,771     117,410     109,327     360,771
      3      115,763   89,101     83,498   360,771   106,787     99,931   360,771     126,626     119,542     360,771
      4      121,551   84,952     80,392   360,771   108,581    102,584   360,771     136,676     130,592     360,771
      5      127,628   80,738     77,142   360,771   110,333    105,250   360,771     147,648     142,564     360,771
      6      134,010   76,434     73,721   360,771   112,022    107,938   360,771     159,631     155,548     360,771
      7      140,710   72,009     70,097   360,771   113,621    110,537   360,771     172,724     169,640     360,771
      8      147,746   67,408     66,476   360,771   115,086    113,461   360,771     187,026     185,401     360,771
      9      155,133   62,567     62,501   360,771   116,360    116,235   360,771     202,654     202,529     360,771
     10      162,889   57,420     57,420   360,771   117,390    117,390   360,771     219,753     219,753     360,771
     15      207,893   27,940     27,940   360,771   124,445    124,445   360,771     352,092     352,092     408,426
     20      265,330     0(3)       0(3)   360,771   120,208    120,208   360,771     571,158     571,158     611,139
     25      338,635     0(3)       0(3)      0(3)    82,234     82,234   360,771     928,875     928,875     975,318
     30      432,194                                  0(3)         0(3)      0(3)   1,497,696   1,497,696   1,572,581
     35      551,602                                                                2,378,841   2,378,841   2,497,783
     40      703,999                                                                3,791,397   3,791,397   3,829,311
     45      898,501                                                                6,242,906   6,242,906   6,242,906


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy in force until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $25,000 PLANNED SINGLE PREMIUM
                              $136,940 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                              0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                          Gross Investment Return            Gross Investment Return                 Gross Investment Return
                       ------------------------------     -----------------------------     ---------------------------------------
End Of    Accumulated               Cash                               Cash                                 Cash
Policy     Premiums    Policy    Surrender    Death       Policy     Surrender    Death      Policy       Surrender         Death
Year(1)      (2)       Value       Value     Benefit      Value       Value      Benefit     Value          Value          Benefit
-------   -----------  -----     ---------   -------      ------     ---------   -------    -------       ---------       --------

   1        26,250      24,335    22,351     136,940      25,797      23,681    136,940        27,260        25,011        136,940
   2        27,563      23,676    21,964     136,940      26,615      24,665    136,940        29,725        27,704        136,940
   3        28,941      23,022    21,568     136,940      27,451      25,683    136,940        32,412        30,641        136,940
   4        30,388      22,378    21,169     136,940      28,313      26,792    136,940        35,349        33,828        136,940
   5        31,907      21,744    20,766     136,940      29,200      27,929    136,940        38,559        37,289        136,940
   6        33,502      21,117    20,357     136,940      30,114      29,093    136,940        42,067        41,048        136,940
   7        35,178      20,496    19,941     136,940      31,051      30,281    136,940        45,900        45,180        136,940
   8        36,936      19,878    19,595     136,940      32,013      31,607    136,940        50,088        49,687        136,940
   9        38,783      19,260    19,239     136,940      32,997      32,966    136,940        54,662        54,631        136,940
  10        40,722      18,641    18,641     136,940      34,003      34,003    136,940        59,660        59,660        136,940
  15        51,973      16,154    16,154     136,940      41,234      41,234    136,940        97,131        97,131        136,940
  20        66,332      12,794    12,794     136,940      49,465      49,465    136,940       158,852       158,852        184,268
  25        84,659       7,444     7,444     136,940      58,318      58,318    136,940       260,103       260,103        278,311
  30       108,049           0(3)      0(3)        0(3)   66,124      66,124    136,940       426,093       426,093        447,398
  35       137,900                                        68,474      68,474    136,940       694,789       694,789        729,528
  40       176,000                                        55,654      55,654    136,940     1,123,053     1,123,053      1,179,205
  45       224,625                                             0(3)        0(3)       0(3)  1,817,725     1,817,725      1,835,902
  50       286,685                                                                          2,992,757     2,992,757      2,992,757


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)     Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy in force until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $25,000 PLANNED SINGLE PREMIUM
                              $136,940 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                              0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                          Gross Investment Return            Gross Investment Return                 Gross Investment Return
                       ------------------------------     -----------------------------       -------------------------------------
End Of   Accumulated               Cash                               Cash                                   Cash
Policy    Premiums    Policy    Surrender    Death       Policy     Surrender    Death        Policy       Surrender         Death
Year(1)     (2)       Value       Value     Benefit      Value       Value      Benefit       Value          Value          Benefit
-------  -----------  -----     ---------   -------      ------     ---------   -------      -------       ---------       --------

  1       26,250      24,335     22,351     136,940      25,797      23,681    136,940          27,260        25,011        136,940
  2       27,563      23,676     21,964     136,940      26,615      24,665    136,940          29,725        27,704        136,940
  3       28,941      23,022     21,568     136,940      27,451      25,683    136,940          32,412        30,641        136,940
  4       30,388      22,369     21,160     136,940      28,304      26,783    136,940          35,341        33,820        136,940
  5       31,907      21,715     20,738     136,940      29,171      27,900    136,940          38,531        37,260        136,940
  6       33,502      21,055     20,297     136,940      30,051      29,030    136,940          42,006        40,986        136,940
  7       35,178      20,385     19,834     136,940      30,939      30,169    136,940          45,791        45,070        136,940
  8       36,936      19,701     19,422     136,940      31,833      31,427    136,940          49,912        49,510        136,940
  9       38,783      18,997     18,976     136,940      32,728      32,697    136,940          54,401        54,369        136,940
 10       40,722      18,266     18,266     136,940      33,618      33,618    136,940          59,289        59,289        136,940
 15       51,973      14,614     14,614     136,940      39,634      39,634    136,940          95,765        95,765        136,940
 20       66,332       7,720      7,720     136,940      44,357      44,357    136,940         155,655       155,655        180,560
 25       84,659           0(3)       0(3)        0(3)   44,349      44,349    136,940         252,983       252,983        270,692
 30      108,049                                         30,349      30,349    136,940         411,337       411,337        431,903
 35      137,900                                              0(3)        0(3)       0(3)      662,193       662,193        695,302
 40      176,000                                                                             1,049,362     1,049,362      1,101,830
 45      224,625                                                                             1,668,858     1,668,858      1,685,547
 50      286,685                                                                             2,747,610     2,747,610      2,747,610


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)        Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy in force until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                              0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                          Gross Investment Return            Gross Investment Return                 Gross Investment Return
                       -----------------------------      -----------------------------     ---------------------------------------
End Of    Accumulated               Cash                               Cash                                 Cash
Policy     Premiums    Policy    Surrender    Death       Policy     Surrender    Death      Policy       Surrender         Death
Year(1)      (2)       Value       Value     Benefit      Value       Value      Benefit     Value          Value          Benefit
-------   -----------  -----     ---------   -------      ------     ---------   -------    -------       ---------       --------

  1        105,000      97,605      89,647    571,810     103,464      94,975    571,810        109,324        100,302      571,810
  2        110,250      95,229      88,340    571,810     107,016      99,174    571,810        119,491        111,408      571,810
  3        115,763      92,862      86,993    571,810     110,651     103,567    571,810        130,574        123,491      571,810
  4        121,551      90,531      85,632    571,810     114,398     108,315    571,810        142,688        136,605      571,810
  5        127,628      88,231      84,254    571,810     118,259     113,175    571,810        155,927        150,844      571,810
  6        134,010      85,955      82,854    571,810     122,232     118,148    571,810        170,395        166,312      571,810
  7        140,710      83,694      81,422    571,810     126,313     123,229    571,810        186,201        183,118      571,810
  8        147,746      81,436      80,275    571,810     130,498     128,873    571,810        203,468        201,843      571,810
  9        155,133      79,176      79,090    571,810     134,785     134,660    571,810        222,332        222,207      571,810
 10        162,889      76,899      76,899    571,810     139,167     139,167    571,810        242,939        242,939      571,810
 15        207,893      67,959      67,959    571,810     170,240     170,240    571,810        397,200        397,200      571,810
 20        265,330      55,296      55,296    571,810     205,708     205,708    571,810        651,327        651,327      755,540
 25        338,635      34,301      34,301    571,810     244,064     244,064    571,810      1,068,294      1,068,294    1,143,074
 30        432,194           0(3)        0(3)       0(3)  278,532     278,532    571,810      1,751,863      1,751,863    1,839,456
 35        551,602                                        291,337     291,337    571,810      2,858,406      2,858,406    3,001,327
 40        703,999                                        244,118     244,118    571,810      4,622,116      4,622,116    4,853,222
 45        898,501                                         26,873      26,873    571,810      7,482,971      7,482,971    7,557,800
 50      1,146,740                                              0(3)        0(3)       0(3)  12,322,015     12,322,015   12,322,015


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)     Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy in force until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                             0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                         Gross Investment Return            Gross Investment Return                 Gross Investment Return
                      ------------------------------     -----------------------------       --------------------------------------
End Of   Accumulated               Cash                               Cash                                    Cash
Policy    Premiums    Policy    Surrender    Death       Policy     Surrender    Death        Policy       Surrender         Death
Year(1)     (2)       Value       Value     Benefit      Value       Value      Benefit       Value          Value          Benefit
-------  -----------  -----     ---------   -------      ------     ---------   -------      -------       ---------       --------

   1       105,000     97,605      89,647    571,810     103,464      94,975    571,810         109,324        100,302       571,810
   2       110,250     95,229      88,340    571,810     107,016      99,174    571,810         119,491        111,408       571,810
   3       115,763     92,862      86,993    571,810     110,651     103,567    571,810         130,574        123,491       571,810
   4       121,551     90,493      85,596    571,810     114,360     108,277    571,810         142,651        136,568       571,810
   5       127,628     88,109      84,138    571,810     118,136     113,053    571,810         155,807        150,724       571,810
   6       134,010     85,693      82,602    571,810     121,968     117,884    571,810         170,136        166,052       571,810
   7       140,710     83,229      80,971    571,810     125,841     122,758    571,810         185,738        182,654       571,810
   8       147,746     80,696      79,547    571,810     129,742     128,117    571,810         202,725        201,100       571,810
   9       155,133     78,072      77,987    571,810     133,651     133,526    571,810         221,223        221,098       571,810
  10       162,889     75,330      75,330    571,810     137,546     137,546    571,810         241,365        241,365       571,810
  15       207,893     61,521      61,521    571,810     163,519     163,519    571,810         391,366        391,366       571,810
  20       265,330     34,141      34,141    571,810     184,281     184,281    571,810         637,674        637,674       739,702
  25       338,635          0(3)        0(3)       0(3)  185,591     185,591    571,810       1,038,201      1,038,201     1,110,876
  30       432,194                                       129,196     129,196    571,810       1,689,868      1,689,868     1,774,361
  35       551,602                                             0(3)        0(3)       0(3)    2,722,241      2,722,241     2,858,353
  40       703,999                                                                            4,315,658      4,315,658     4,531,441
  45       898,501                                                                            6,865,227      6,865,227     6,933,880
  50     1,146,740                                                                           11,304,745     11,304,745    11,304,745


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)     Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy in force until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX C


                          AUDITED FINANCIAL STATEMENTS

     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
     SEPARATE ACCOUNT B

     Audited Financial Statements

     Years ended December 31, 2001 and 2000 with Report of Independent Auditors

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Audited Financial Statements

                     Years ended December 31, 2001 and 2000






                                    CONTENTS

Report of Independent Auditors..............................................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity.............................................   2
Statements of Operations and Changes in Contract Owners' Equity.............................   4
Notes to Financial Statements...............................................................  21

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of New York Separate Account B

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of New York Separate Account B as of December 31, 2001, and the related statements of operations and changes in contract owners' equity for each of the periods presented herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York Separate Account B at December 31, 2001, and the results of its operations and the changes in its contract owners' equity for each of the periods presented herein in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernst and Young LLP


Philadelphia, Pennsylvania
February 1, 2002

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2001

ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 15,712 shares (cost $305,709)                                             $   207,717
        All Cap Growth Trust - 6,763 shares (cost $144,608)                                                      99,760
        All Cap Value Trust - 11,358 shares (cost $137,106)                                                     143,220
        Balanced Trust - 358 shares (cost $5,297)                                                                 4,863
        Blue Chip Growth Trust - 10,382 shares (cost $167,087)                                                  164,347
        Capital Opportunities Trust - 90 shares (cost $993)                                                         966
        Diversified Bond Trust - 29,672 shares (cost $290,019)                                                  314,222
        Dynamic Growth Trust - 7,066 shares (cost $41,430)                                                       33,636
        Emerging Small Company Trust - 4,204 shares (cost $159,903)                                             109,547
        Equity Income Trust - 5,388 shares (cost $80,335)                                                        81,523
        Equity Index Trust - 611 shares (cost $10,097)                                                            8,561
        Financial Services Trust - 264 shares (cost $3,006)                                                       3,069
        Fundamental Value Trust - 383 shares (cost $4,433)                                                        4,491
        Global Bond Trust - 20 shares (cost $225)                                                                   229
        Global Equity Trust - 9,292 shares (cost $149,442)                                                      120,802
        Growth Trust - 23,042 shares (cost $492,806)                                                            321,442
        Growth and Income Trust - 18,897 shares (cost $544,420)                                                 451,836
        Health Sciences Trust - 3,544 shares (cost $47,866)                                                      47,988
        High Yield Trust - 5,354 shares (cost $53,167)                                                           52,896
        Income and Value Trust - 581 shares (cost $5,941)                                                         5,883
        International Small Cap Trust - 7,562 shares (cost $147,966)                                             85,451
        International Stock Trust - 11,999 shares (cost $165,880)                                               115,070
        International Value Trust - 773 shares (cost $8,383)                                                      8,148
        Internet Technologies Trust - 1,877 shares (cost $9,005)                                                  7,114
        Investment Quality Bond Trust - 5,257 shares (cost $62,122)                                              62,300
        Large Cap Growth Trust - 25,203 shares (cost $342,108)                                                  249,260
        Lifestyle Growth 820 Trust - 5,035 shares (cost $57,474)                                                 56,645
        Mid Cap Growth Trust - 8,294 shares (cost $83,555)                                                       86,836
        Mid Cap Index Trust - 2,459 shares (cost $29,937)                                                        31,519
        Mid Cap Opportunities Trust - 14 shares (cost $138)                                                         151
        Mid Cap Stock Trust - 2,429 shares (cost $26,642)                                                        26,164
        Mid Cap Value Trust - 264 shares (cost $3,157)                                                            3,450
        Money Market Trust - 73,998 shares (cost $739,983)                                                      739,983
        Overseas Trust - 2,818 shares (cost $30,422)                                                             24,125

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2001

ASSETS (CONTINUED)
Investments at fair value:
    Sub-Accounts:
        Pacific Rim Emerging Markets Trust - 113 shares (cost $877)                                                 753
        Quantitative Equity Trust - 14,764 shares (cost $368,667)                                               253,939
        Real Estate Securities Trust - 429 shares (cost $6,241)                                                   6,654
        Science and Technology Trust - 9,965 shares (cost $252,516)                                             127,852
        Small Cap Index Trust - 823 shares (cost $8,465)                                                          9,282
        Small Company Blend Trust - 1,095 shares (cost $11,663)                                                  12,026
        Small Company Value Trust - 7,225 shares (cost $96,590)                                                  99,712
        Strategic Bond Trust - 29,821 shares (cost $310,167)                                                    320,278
        Strategic Opportunities Trust - 15,118 shares (cost $244,159)                                           191,095
        Telecommunications Trust - 165 shares (cost $1,345)                                                       1,309
        Total Return Trust - 5,542 shares (cost $77,209)                                                         76,920
        Total Stock Market Index Trust - 1,897 shares (cost $18,512)                                             18,572
        U.S. Government Securities Trust - 11,244 shares (cost $155,346)                                        154,261
        U.S. Large Cap Value Trust - 2,874 shares (cost $34,913)                                                 36,239
        Value Trust - 4,559 shares (cost $74,350)                                                                75,081
        500 Index Trust - 6,963 shares (cost $67,776)                                                            68,304
                                                                                                            -----------
Total assets                                                                                                $ 5,125,491
                                                                                                            ===========

CONTRACT OWNERS' EQUITY
Variable life contracts                                                                                     $ 5,125,491
                                                                                                            ===========


See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity



                                                                              SUB-ACCOUNT
                                                       ------------------------------------------------------------
                                                           AGGRESSIVE GROWTH                    ALL CAP GROWTH
                                                                TRUST                             TRUST
                                                       ------------------------------------------------------------
                                                       YEAR ENDED    YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                       DEC. 31/01    DEC. 31/00        DEC. 31/01      DEC. 31/00
                                                       ------------------------------------------------------------

Income:
    Net investment income (loss) during the year       $      --       $      --       $   6,099       $      --

    Net realized gain (loss) during the year             (13,806)          5,567         (14,072)          2,738

    Unrealized appreciation (depreciation) during
        the year                                         (64,410)        (33,582)        (21,996)        (22,851)
                                                       ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                           (78,217)        (28,015)        (29,969)        (20,113)
                                                       ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              20,730         354,225          23,683         153,600
    Transfer on terminations                             (40,354)        (22,142)        (18,298)         (8,424)
    Transfer on policy loans                                  --              --              --              --
    Net interfund transfers                                1,490              --            (719)             --
                                                       ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                               (18,134)        332,083           4,666         145,176
                                                       ------------------------------------------------------------
Total increase (decrease) in assets                      (96,351)        304,068         (25,303)        125,063

Assets beginning of year                                 304,068              --         125,063              --
                                                       ------------------------------------------------------------
Assets end of year                                     $ 207,717       $ 304,068       $  99,760       $ 125,063
                                                       ============================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.


See accompanying notes.

                                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
  ALL CAP                                                                 BLUE CHIP                 CAPITAL APPRECI-  CAPITAL OPPOR-
VALUE TRUST                   BALANCED TRUST                            GROWTH TRUST                ATION TRUST       TUNITIES TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED        YEAR ENDED            YEAR ENDED           YEAR ENDED           YEAR ENDED      PERIOD ENDED      PERIOD ENDED
DEC. 31/01*         DEC. 31/01            DEC. 31/00           DEC. 31/01           DEC. 31/00      DEC. 31/01*       DEC. 31/01*
------------------------------------------------------------------------------------------------------------------------------------
$      18           $      39           $      --           $   2,766           $      20           $      --         $      --
       61                 (66)                  9              (3,821)                 55                  95               (20)

    6,114                (374)                (61)             (3,215)                475                  --               (27)
------------------------------------------------------------------------------------------------------------------------------------

    6,193                (401)                (52)             (4,270)                550                  95               (47)
------------------------------------------------------------------------------------------------------------------------------------

  139,664               3,716               2,200             143,359              28,060                  --                --
   (2,637)               (500)               (174)            (12,623)             (3,004)                (95)             (212)
       --                  --                  --                  --                  --                  --                --
       --                  74                  --              10,653               1,622                  --             1,225
------------------------------------------------------------------------------------------------------------------------------------

  137,027               3,290               2,026             141,389              26,678                 (95)            1,013
------------------------------------------------------------------------------------------------------------------------------------
  143,220               2,889               1,974             137,119              27,228                  --               966

       --               1,974                  --              27,228                  --                  --                --
------------------------------------------------------------------------------------------------------------------------------------
$ 143,220           $   4,863           $   1,974           $ 164,347           $  27,228           $      --         $     966
====================================================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)


                                                                              SUB-ACCOUNT
                                                       ------------------------------------------------------------
                                                         DIVERSIFIED BOND TRUST           DYNAMIC GROWTH TRUST
                                                       ------------------------------------------------------------
                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                       DEC. 31/01      DEC. 31/00      DEC. 31/01      DEC. 31/00**
                                                       ------------------------------------------------------------
Income:
    Net investment income (loss) during the year       $  18,942       $      --       $      51       $      --
    Net realized gain (loss) during the year               5,776           2,441         (10,501)           (131)
    Unrealized appreciation (depreciation) during
        the year                                          (1,519)         25,722          (4,568)         (3,225)
                                                       ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            23,199          28,163         (15,018)         (3,356)
                                                       ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                               3,969         325,738          28,637          31,704
    Transfer on terminations                             (56,293)        (10,554)         (6,677)         (2,685)
    Transfer on policy loans                                  --              --              --              --
    Net interfund transfers                                   --              --              94             937
                                                       ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                               (52,324)        315,184          22,054          29,956
                                                       ------------------------------------------------------------
Total increase (decrease) in assets                      (29,125)        343,347           7,036          26,600

Assets beginning of year                                 343,347              --          26,600              --
                                                       ------------------------------------------------------------
Assets end of year                                     $ 314,222       $ 343,347       $  33,636       $  26,600
                                                       ============================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                                SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
          EMERGING SMALL                                                                                                 FINANCIAL
          COMPANY TRUST                        EQUITY INCOME TRUST                    EQUITY INDEX TRUST              SERVICES TRUST
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         PERIOD ENDED
DEC. 31/01          DEC. 31/00          DEC. 31/01          DEC. 31/00          DEC. 31/01          DEC. 31/00         DEC. 31/01*
------------------------------------------------------------------------------------------------------------------------------------

$   4,759           $      --           $     811           $      --           $     148           $      --          $       1
   (7,522)              3,715                (276)                 36                (396)                 25                (13)

  (30,741)            (19,615)                451                 737                (966)               (571)                63
------------------------------------------------------------------------------------------------------------------------------------

  (33,504)            (15,900)                986                 773              (1,214)               (546)                51
------------------------------------------------------------------------------------------------------------------------------------

   18,570             171,053              77,598               7,841               5,000               8,721              1,055
  (20,666)            (10,101)             (8,186)             (1,292)             (2,100)             (1,300)              (280)
       --                  --                  --                  --                  --                  --                 --
       95                  --               3,803                  --                  --                  --              2,243
------------------------------------------------------------------------------------------------------------------------------------

   (2,001)            160,952              73,215               6,549               2,900               7,421              3,018
------------------------------------------------------------------------------------------------------------------------------------
  (35,505)            145,052              74,201               7,322               1,686               6,875              3,069

  145,052                  --               7,322                  --               6,875                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
$ 109,547           $ 145,052           $  81,523           $   7,322           $   8,561           $   6,875          $   3,069
====================================================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)



                                                                          SUB-ACCOUNT
                                                       ----------------------------------------------------------
                                                       FUNDAMENTAL     GLOBAL
                                                       VALUE TRUST     BOND TRUST        GLOBAL EQUITY TRUST
                                                       ----------------------------------------------------------
                                                       PERIOD ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       DEC. 31/01*     DEC. 31/01      DEC. 31/01      DEC. 31/00
                                                       ----------------------------------------------------------

Income:
    Net investment income (loss) during the year       $      --       $      --       $  24,594       $      --
    Net realized gain (loss) during the year                  --               2          (6,860)             53
    Unrealized appreciation (depreciation) during
        the year                                              57               4         (41,893)         13,254
                                                       ----------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                57               6         (24,159)         13,307
                                                       ----------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                  --             288          22,331         138,000
    Transfer on terminations                                 (52)            (65)         (9,263)         (7,232)
    Transfer on policy loans                                  --              --              --              --
    Net interfund transfers                                4,486              --         (12,182)             --
                                                       ----------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                 4,434             223             886         130,768
                                                       ----------------------------------------------------------
Total increase (decrease) in assets                        4,491             229         (23,273)        144,075

Assets beginning of year                                      --              --         144,075              --
                                                       ----------------------------------------------------------
Assets end of year                                     $   4,491       $     229       $ 120,802       $ 144,075
                                                       ==========================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.


See accompanying notes.

                                                          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                                       GROWTH AND INCOME            HEALTH                                                INCOME &
         GROWTH TRUST                       TRUST                SCIENCES TRUST           HIGH YIELD TRUST              VALUE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED     PERIOD ENDED        YEAR ENDED      YEAR ENDED          YEAR ENDED
DEC. 31/01       DEC. 31/00       DEC. 31/01      DEC. 31/00     DEC. 31/01*         DEC. 31/01      DEC. 31/00          DEC. 31/01
-----------------------------------------------------------------------------------------------------------------------------------
$      --        $      --       $  23,704      $      35        $      --           $     543       $       2           $      --
  (23,730)           1,672         (18,532)           869                6                (244)            (38)                (29)

  (52,413)        (118,951)        (58,002)       (34,597)             122                 (68)           (202)                (59)
-----------------------------------------------------------------------------------------------------------------------------------

  (76,143)        (117,279)        (52,830)       (33,693)             128                 231            (238)                (88)
-----------------------------------------------------------------------------------------------------------------------------------

   45,985          495,790         104,284        528,869           46,563              52,624           4,122               3,675
  (42,797)         (34,745)        (57,850)       (28,253)            (946)             (3,007)         (1,035)               (487)
       --               --              --             --               --                  --              --                  --
   50,631               --          (8,963)            --            2,243                 199              --               2,783
-----------------------------------------------------------------------------------------------------------------------------------

   53,819          461,045          37,471        500,616           47,860              49,816           3,087               5,971
-----------------------------------------------------------------------------------------------------------------------------------
  (22,324)         343,766         (15,359)       466,923           47,988              50,047           2,849               5,883

  343,766               --         467,195            272               --               2,849              --                  --
-----------------------------------------------------------------------------------------------------------------------------------
$ 321,442        $ 343,766       $ 451,836      $ 467,195        $  47,988           $  52,896       $   2,849           $   5,883
===================================================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)



                                                                                 SUB-ACCOUNT
                                                       ----------------------------------------------------------
                                                          INTERNATIONAL SMALL CAP           INTERNATIONAL STOCK
                                                                  TRUST                          TRUST
                                                       ----------------------------------------------------------
                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       DEC. 31/01      DEC. 31/00      DEC. 31/01      DEC. 31/00
                                                       ----------------------------------------------------------
Income:
    Net investment income (loss) during the year       $      --       $      --       $   6,031       $      --
    Net realized gain (loss) during the year             (11,193)           (540)         (7,881)            919
    Unrealized appreciation (depreciation) during
        the year                                         (27,214)        (35,301)        (31,446)        (19,364)
                                                       ----------------------------------------------------------
Net increase (decrease) in assets from
    operations                                           (38,407)        (35,841)        (33,296)        (18,445)
                                                       ----------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              17,697         163,807          17,838         179,836
    Transfer on terminations                             (16,152)         (5,494)        (22,654)         (8,455)
    Transfer on policy loans                                  --              --              --              --
    Net interfund transfers                                 (784)            625             246              --
                                                       ----------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   761         158,938          (4,570)        171,381
                                                       ----------------------------------------------------------
Total increase (decrease) in assets                      (37,646)        123,097         (37,866)        152,936

Assets beginning of year                                 123,097              --         152,936              --
                                                       ----------------------------------------------------------
Assets end of year                                     $  85,451       $ 123,097       $ 115,070       $ 152,936
                                                       ==========================================================


** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.


See accompanying notes.

                                           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE             INTERNET TECHNOLOGIES         INVESTMENT QUALITY BOND
           TRUST                             TRUST                            TRUST
-----------------------------------------------------------------------------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       PERIOD ENDED     YEAR ENDED       YEAR ENDED
DEC. 31/01       DEC. 31/00       DEC. 31/01       DEC. 31/00**     DEC. 31/01       DEC. 31/00
-----------------------------------------------------------------------------------------------
$    101         $     --         $     --         $     --         $     32         $     --
    (101)             (18)          (1,542)            (214)              57                2

    (322)              88             (870)          (1,021)             154               24
-----------------------------------------------------------------------------------------------

    (322)              70           (2,412)          (1,235)             243               26
-----------------------------------------------------------------------------------------------

   6,709            2,242            8,670            4,347           63,089              342
  (1,452)            (391)          (1,842)          (1,039)          (3,696)             (60)
      --               --               --               --               --               --
   1,292               --               --              625            2,356               --
-----------------------------------------------------------------------------------------------

   6,549            1,851            6,828            3,933           61,749              282
-----------------------------------------------------------------------------------------------
   6,227            1,921            4,416            2,698           61,992              308

   1,921               --            2,698               --              308               --
-----------------------------------------------------------------------------------------------
$  8,148         $  1,921         $  7,114         $  2,698         $ 62,300         $    308
===============================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)



                                                                               SUB-ACCOUNT
                                                         ---------------------------------------------------
                                                                    LARGE CAP              LIFESTYLE GROWTH
                                                                  GROWTH TRUST                820 TRUST
                                                         ---------------------------------------------------
                                                         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                         DEC. 31/01        DEC. 31/00        DEC. 31/01
                                                         ---------------------------------------------------

Income:
    Net investment income (loss) during the year         $  11,436         $      --         $      --
    Net realized gain (loss) during the year               (15,176)            2,400              (281)
    Unrealized appreciation (depreciation) during
        the year                                           (49,602)          (43,246)             (829)
                                                         ---------------------------------------------------
Net increase (decrease) in assets from
    operations                                             (53,342)          (40,846)           (1,110)
                                                         ---------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                41,727           355,956            62,339
    Transfer on terminations                               (46,805)          (17,339)           (4,584)
    Transfer on policy loans                                    --                --                --
    Net interfund transfers                                  9,909                --                --
                                                         ---------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   4,831           338,617            57,755
                                                         ---------------------------------------------------
Total increase (decrease) in assets                        (48,511)          297,771            56,645

Assets beginning of year                                   297,771                --                --
                                                         ---------------------------------------------------
Assets end of year                                       $ 249,260         $ 297,771         $  56,645
                                                         ===================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
  MID CAP       MID CAP INDEX                              MID CAP               MID CAP STOCK
GROWTH TRUST        TRUST                            OPPORTUNITIES TRUST            TRUST
-----------------------------------------------------------------------------------------------------
PERIOD ENDED     YEAR ENDED          PERIOD ENDED        PERIOD ENDED     YEAR ENDED       YEAR ENDED
DEC. 31/01*      DEC. 31/01          DEC. 31/00**        DEC. 31/01*      DEC. 31/01       DEC. 31/00
-----------------------------------------------------------------------------------------------------
$     --         $    195            $     --            $     --         $     --         $     --
      47              (72)                 --                   3             (316)              15

   3,280            1,578                   4                  13             (652)             174
-----------------------------------------------------------------------------------------------------

   3,327            1,701                   4                  16             (968)             189
-----------------------------------------------------------------------------------------------------

  84,254            8,783               1,775                 185           17,623           14,481
    (745)          (1,872)                (33)                (50)          (3,078)            (980)
      --               --                  --                  --           (2,654)              --
      --           21,161                  --                  --            1,551               --
-----------------------------------------------------------------------------------------------------

  83,509           28,072               1,742                 135           13,442           13,501
-----------------------------------------------------------------------------------------------------
  86,836           29,773               1,746                 151           12,474           13,690

      --            1,746                  --                  --           13,690               --
-----------------------------------------------------------------------------------------------------
$ 86,836         $ 31,519            $  1,746            $    151         $ 26,164         $ 13,690
=====================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)



                                                                         SUB-ACCOUNT
                                                         -----------------------------------------------
                                                           MID CAP                 MONEY MARKET
                                                         VALUE TRUST                  TRUST
                                                         -----------------------------------------------
                                                         PERIOD ENDED      YEAR ENDED        YEAR ENDED
                                                         DEC. 31/01*       DEC. 31/01        DEC. 31/00
                                                         -----------------------------------------------
Income:
    Net investment income (loss) during the year         $       8         $  16,703         $   5,232
    Net realized gain (loss) during the year                     1                --                --
    Unrealized appreciation (depreciation) during
        the year                                               293                --                --
                                                         -----------------------------------------------
Net increase (decrease) in assets from
    operations                                                 302            16,703             5,232
                                                         -----------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                 2,471           745,601           245,912
    Transfer on terminations                                  (461)          (49,951)          (10,047)
    Transfer on policy loans                                    --                --                --
    Net interfund transfers                                  1,138          (202,450)          (11,017)
                                                         -----------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   3,148           493,200           224,848
                                                         -----------------------------------------------
Total increase (decrease) in assets                          3,450           509,903           230,080

Assets beginning of year                                        --           230,080                --
                                                         -----------------------------------------------
Assets end of year                                       $   3,450         $ 739,983         $ 230,080
                                                         ===============================================



* Reflects the period from commencement of operations May 1, 2001 thorough December 31, 2001.

See accompanying notes.

                                                              SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                          PACIFIC RIM EMERGING             QUANTITATIVE EQUITY                  REAL ESTATE
         OVERSEAS TRUST                     MARKETS TRUST                          TRUST                       SECURITIES TRUST
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED
DEC. 31/01        DEC. 31/00        DEC. 31/01        DEC. 31/00       DEC. 31/01        DEC. 31/00      DEC. 31/01       DEC. 31/00
------------------------------------------------------------------------------------------------------------------------------------

$   1,444         $      --         $       2         $      --        $  43,657         $     277       $      86        $      --
   (1,593)                1               (35)             (129)         (17,358)            3,469              80               13

   (5,009)           (1,287)              (90)              (34)        (104,731)          (10,022)             30              383
------------------------------------------------------------------------------------------------------------------------------------

   (5,158)           (1,286)             (123)             (163)         (78,432)           (6,276)            196              396
------------------------------------------------------------------------------------------------------------------------------------

   20,395            17,042               495               659           32,322           357,658           4,556            2,459
   (4,865)           (2,097)             (142)               27          (47,352)          (17,682)           (694)            (199)
       --                --                --                --               --                --              --               --
       94                --                --                --           10,597             2,823             (60)              --
------------------------------------------------------------------------------------------------------------------------------------

   15,624            14,945               353               686           (4,433)          342,799           3,802            2,260
------------------------------------------------------------------------------------------------------------------------------------
   10,466            13,659               230               523          (82,865)          336,523           3,998            2,656

   13,659                --               523                --          336,804               281           2,656               --
------------------------------------------------------------------------------------------------------------------------------------

$  24,125         $  13,659         $     753         $     523        $ 253,939         $ 336,804       $   6,654        $   2,656
====================================================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)



                                                                                     SUB-ACCOUNT
                                                      ---------------------------------------------------------------------------
                                                              SCIENCE AND             SMALL CAP                SMALL COMPANY
                                                            TECHNOLOGY TRUST          INDEX TRUST               BLEND TRUST
                                                      ---------------------------------------------------------------------------
                                                       YEAR ENDED     YEAR ENDED      PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                       DEC. 31/01     DEC. 31/00      DEC. 31/01*      DEC. 31/01      DEC. 31/00
                                                      ---------------------------------------------------------------------------

Income:
    Net investment income (loss) during the year       $   6,660      $      44       $     147        $      27       $     214
    Net realized gain (loss) during the year             (17,387)         1,705             (55)          (1,050)            (59)
    Unrealized appreciation (depreciation) during
        the year                                         (59,994)       (64,670)            817            1,327            (964)
                                                      ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                           (70,721)       (62,921)            909              304            (809)
                                                      ---------------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              60,328        234,337           8,560           10,106           3,136
    Transfer on terminations                             (26,197)       (19,138)           (847)          (1,973)           (835)
    Transfer on policy loans                              (2,654)            --              --               --              --
    Net interfund transfers                               12,307          2,511             660            1,472             625
                                                      ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                43,784        217,710           8,373            9,605           2,926
                                                      ---------------------------------------------------------------------------
Total increase (decrease) in assets                      (26,937)       154,789           9,282            9,909           2,117

Assets beginning of year                                 154,789             --              --            2,117              --
                                                      ---------------------------------------------------------------------------
Assets end of year                                     $ 127,852      $ 154,789       $   9,282        $  12,026       $   2,117
                                                      ===========================================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
         SMALL COMPANY                                                      STRATEGIC OPPORTUNITIES
         VALUE TRUST                     STRATEGIC BOND TRUST                     TRUST
----------------------------------------------------------------------------------------------------
YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
DEC. 31/01        DEC. 31/00        DEC. 31/01        DEC. 31/00        DEC. 31/01        DEC. 31/00
----------------------------------------------------------------------------------------------------
$      15         $      --         $  25,508         $      --         $  25,151         $      61
      333                55             2,843             1,855            (9,166)            1,089

    2,687               435            (7,997)           18,108           (43,829)           (9,234)
----------------------------------------------------------------------------------------------------

    3,035               490            20,354            19,963           (27,844)           (8,084)
----------------------------------------------------------------------------------------------------

   99,052             5,000             6,436           330,616            62,550           203,801
   (5,427)           (1,078)          (56,422)          (11,023)          (30,035)          (10,415)
   (2,654)               --                --                --                --                --
    1,294                --            10,354                --             1,122                --
----------------------------------------------------------------------------------------------------

   92,265             3,922           (39,632)          319,593            33,637           193,386
----------------------------------------------------------------------------------------------------
   95,300             4,412           (19,278)          339,556             5,793           185,302

    4,412                --           339,556                --           185,302                --
----------------------------------------------------------------------------------------------------
$  99,712         $   4,412         $ 320,278         $ 339,556         $ 191,095         $ 185,302
====================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)


                                                                                SUB-ACCOUNT
                                                         -------------------------------------------------------------------
                                                         TELECOMMUNI-                                        TOTAL STOCK
                                                         CATIONS TRUST        TOTAL RETURN TRUST          MARKET INDEX TRUST
                                                         -------------------------------------------------------------------
                                                         PERIOD ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                         DEC. 31/01*      DEC. 31/01       DEC. 31/00       DEC. 31/01**
                                                         -------------------------------------------------------------------
Income:
    Net investment income (loss) during the year         $     --         $    549         $     --         $    149
    Net realized gain (loss) during the year                  (27)             106                7               30
    Unrealized appreciation (depreciation) during
        the year                                              (36)            (355)              66               60
                                                         -------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                (63)             300               73              239
                                                         -------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                1,536           69,888              212           11,463
    Transfer on terminations                                 (164)          (4,657)            (273)            (890)
    Transfer on policy loans                                   --               --               --               --
    Net interfund transfers                                    --           10,128            1,249            7,760
                                                         -------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                  1,372           75,359            1,188           18,333
                                                         -------------------------------------------------------------------
Total increase (decrease) in assets                         1,309           75,659            1,261           18,572

Assets beginning of year                                       --            1,261               --               --
                                                         -------------------------------------------------------------------
Assets end of year                                       $  1,309         $ 76,920         $  1,261         $ 18,572
                                                         ===================================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
        U.S. GOVERNMENT                     U.S. LARGE CAP
        SECURITIES TRUST                     VALUE TRUST                      VALUE TRUST
---------------------------------------------------------------------------------------------------
YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
DEC. 31/01        DEC. 31/00        DEC. 31/01        DEC. 31/00       DEC. 31/01        DEC. 31/00
---------------------------------------------------------------------------------------------------
$     238         $      --         $     129         $      --         $     806         $      --
       78                --              (448)               (2)              638                54

   (1,161)               77             1,400               (75)             (632)            1,363
---------------------------------------------------------------------------------------------------

     (845)               77             1,081               (77)              812             1,417
---------------------------------------------------------------------------------------------------

  153,668             4,203            34,117             8,797            71,669             9,068
   (5,117)              (16)           (5,164)           (1,770)           (8,419)           (1,551)
       --                --                --                --            (2,654)               --

    2,291                --              (745)               --             4,739                --
---------------------------------------------------------------------------------------------------

  150,842             4,187            28,208             7,027            65,335             7,517
---------------------------------------------------------------------------------------------------
  149,997             4,264            29,289             6,950            66,147             8,934

    4,264                --             6,950                --             8,934                --
---------------------------------------------------------------------------------------------------
$ 154,261         $   4,264         $  36,239         $   6,950         $  75,081         $   8,934
===================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)


                                                                   SUB-ACCOUNT
                                                         -------------------------------
                                                                  500 INDEX TRUST                            TOTAL
                                                         ------------------------------------------------------------------------
                                                         YEAR ENDED          PERIOD ENDED        YEAR ENDED          YEAR ENDED
                                                         DEC. 31/01          DEC. 31/00**        DEC. 31/01          DEC. 31/00
                                                         ------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year         $       518         $         1         $   222,067         $     5,886
    Net realized gain (loss) during the year                    (357)                 --            (173,771)             27,633
    Unrealized appreciation (depreciation) during
        the year                                                 531                  (3)           (596,039)           (357,966)
                                                         ------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                   692                  (2)           (547,743)           (324,447)
                                                         ------------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                  27,334                 701           2,493,192           4,396,310
    Transfer on terminations                                  (5,691)               (143)           (640,786)           (240,972)
    Transfer on policy loans                                      --                  --             (10,616)                 --
    Net interfund transfers                                   45,413                  --                  --                  --
                                                         ------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                    67,056                 558           1,841,790           4,155,338
                                                         ------------------------------------------------------------------------
Total increase (decrease) in assets                           67,748                 556           1,294,047           3,830,891

Assets beginning of year                                         556                  --           3,831,444                 553
                                                         ------------------------------------------------------------------------
Assets end of year                                       $    68,304         $       556         $ 5,125,491         $ 3,831,444
                                                         ========================================================================


** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.


See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Notes to Financial Statements

                                December 31, 2001

1. ORGANIZATION

The Manufacturers Life Insurance Company of New York Separate Account B (the Account) is a separate account established by The Manufacturers Life Insurance Company of New York (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and has sixty investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (Trust) portfolio. The Trust is an open-end management investment company, commonly known as a mutual fund, which is not offered to the public but sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. The Account is a funding vehicle for single premium and variable universal life contracts (the Contracts) issued by the Company. The Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America (MNA). MNA is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account have been renamed as follows:

            PREVIOUS NAME                               NEW NAME                                  EFFECTIVE DATE
            -------------                               --------                                  --------------

         Mid Cap Blend Trust                  Strategic Opportunities Trust                         May 1, 2001
        Mid Cap Growth Trust                      All Cap Growth Trust                              May 2, 2000

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                                       COMMENCEMENT OF OPERATIONS OF THE SUB-ACCOUNTS
                                                       ----------------------------------------------
All Cap Value Trust                                                     May 1, 2001
Capital Appreciation Trust                                              May 1, 2001
Capital Opportunities Trust                                             May 1, 2001
Dynamic Growth Trust                                                    May 2, 2000
Financial Services Trust                                                May 1, 2001
Fundamental Value Trust                                                 May 1, 2001
Health Sciences Trust                                                   May 1, 2001
International Index Trust                                               May 2, 2000
Internet Technologies Trust                                             May 2, 2000
Mid Cap Growth Trust                                                    May 1, 2001
Mid Cap Index Trust                                                     May 2, 2000
Mid Cap Opportunities Trust                                             May 1, 2001
Mid Cap Value Trust                                                     May 1, 2001
Quantitative Mid Cap Trust                                              May 1, 2001
Small Cap Index Trust                                                   May 2, 2000
Strategic Growth Trust                                                  May 1, 2001
Tactical Allocation Trust                                               May 2, 2000
Telecommunications Trust                                                May 1, 2001
Total Stock Market Index Trust                                          May 2, 2000
Utilities Trust                                                         May 1, 2001
500 Index Trust                                                         May 2, 2000

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios which value their investment securities at fair value. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates.

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender, surrender charges may be made by the Company to cover sales expenses and administrative expenses associated with underwriting and policy issue. Each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risk and charges for supplementary benefits is deducted from the policy value.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                                                               PURCHASES       SALES
                                                                                          ------------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust                                                               $       16,881     $    35,016
    All Cap Growth Trust                                                                          36,053          25,288
    All Cap Value Trust                                                                          138,408           1,363
    Balanced Trust                                                                                 3,752             424
    Blue Chip Growth Trust                                                                       157,309          13,155
    Capital Appreciation Trust                                                                     4,994           5,089
    Capital Opportunities Trust                                                                    1,223             210
    Diversified Bond Trust                                                                        22,546          55,927
    Dynamic Growth Trust                                                                          31,905           9,800
    Emerging Small Company Trust                                                                  21,162          18,404
    Equity Income Trust                                                                           87,607          13,581
    Equity Index Trust                                                                             5,148           2,101
    Financial Services Trust                                                                       3,239             220
    Fundamental Value Trust                                                                        4,486              53
    Global Bond Trust                                                                                281              58
    Global Equity Trust                                                                           57,685          32,205
    Growth Trust                                                                                  89,048          35,229
    Growth and Income Trust                                                                      130,120          68,945
    Health Sciences Trust                                                                         47,945              85
    High Yield Trust                                                                              51,456           1,096
    Income and Value Trust                                                                         6,352             382
    International Small Cap Trust                                                                 16,269          15,508
    International Stock Trust                                                                     23,001          21,540
    International Value Trust                                                                      7,946           1,295
    Internet Technologies Trust                                                                    7,832           1,004
    Investment Quality Bond Trust                                                                 63,298           1,517
    Large Cap Growth Trust                                                                        59,280          43,012
    Lifestyle Growth 820 Trust                                                                    60,959           3,203
    Mid Cap Growth Trust                                                                          84,014             506
    Mid Cap Index Trust                                                                           29,418           1,151
    Mid Cap Opportunities Trust                                                                      198              63
    Mid Cap Stock Trust                                                                           15,489           2,048
    Mid Cap Value Trust                                                                            3,552             395
    Money Market Trust                                                                           730,320         220,417
    Overseas Trust                                                                                21,507           4,438
    Pacific Rim Emerging Markets Trust                                                               494             139
    Quantitative Equity Trust                                                                     84,125          44,901

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS (CONT'D)

                                                                                                PURCHASES         SALES
                                                                                              ---------------------------
SUB-ACCOUNTS:
    Real Estate Securities Trust                                                                   4,524             636
    Science and Technology Trust                                                                  68,955          18,511
    Small Cap Index Trust                                                                          9,014             495
    Small Company Blend Trust                                                                     11,130           1,497
    Small Company Value Trust                                                                     95,657           3,377
    Strategic Bond Trust                                                                          38,238          52,362
    Strategic Opportunities Trust                                                                 85,236          26,447
    Telecommunications Trust                                                                       1,505             133
    Total Return Trust                                                                            79,327           3,419
    Total Stock Market Index Trust                                                                20,356           1,874
    U.S. Government Securities Trust                                                             153,764           2,684
    U.S. Large Cap Value Trust                                                                    32,919           4,582
    Value Trust                                                                                   79,952          13,812
    500 Index Trust                                                                               70,994           3,420
                                                                                              ---------------------------
Total                                                                                         $2,876,873        $813,017
                                                                                              ===========================


5. FINANCIAL HIGHLIGHTS

                                                                                  FOR THE YEAR ENDED
                                      AT DECEMBER 31, 2001                         DECEMBER 31, 2001
                                     -------------------------------------------------------------------
                                                                               INVESTMENT
                                                       UNIT         NET          INCOME         TOTAL
                                       UNITS           VALUE       ASSETS        RATIO*        RETURN**
                                     -------------------------------------------------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust           20,820        $    9.98     $207,717          --         -25.98%
    All Cap Growth Trust              10,175             9.80       99,760          --         -23.77%
    All Cap Value Trust+              11,356            12.61      143,220         0.04%         0.90%
    Balanced Trust                       613             7.93        4,863         2.19%       -10.20%
    Blue Chip Growth Trust            16,940             9.70      164,347          --         -14.60%
    Capital Opportunities Trust+          90            10.70          966          --         -14.40%
    Diversified Bond Trust            26,609            11.81      314,222         5.48%         7.09%
    Dynamic Growth Trust               7,054             4.77       33,636         0.17%       -40.24%
    Emerging Small Company Trust       8,455            12.96      109,547          --         -22.24%
    Equity Income Trust                7,078            11.52       81,523         1.64%         1.29%
    Equity Index Trust                   926             9.24        8,561         1.03%       -12.26%
    Financial Services Trust+            264            11.63        3,069         0.08%        -6.93%
    Fundamental Value Trust+             383            11.73        4,491          --          -6.16%
    Global Bond Trust                     24             9.53          229          --           0.53%
    Global Equity Trust               12,768             9.46      120,802         2.45%       -16.09%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONT'D)

                                          -----------------------------------------------------------------
                                                                                    INVESTMENT
                                                            UNIT       NET            INCOME       TOTAL
                                           UNITS            VALUE     ASSETS          RATIO*       RETURN**
                                          -----------------------------------------------------------------
SUB-ACCOUNTS:
Growth Trust                               41,935            7.66     321,442          --         -21.37%
Growth and Income Trust                    48,091            9.40     451,836           0.41%     -11.28%
Health Sciences Trust+                      3,544           13.54      47,988          --            8.32%
High Yield Trust                            5,731            9.23      52,896           9.19%     -5.48%
Income and Value Trust                        521           11.29       5,883           2.68%        0.98%
International Small Cap Trust               9,696            8.81      85,451          --         -31.10%
International Stock Trust                  13,999            8.22     115,070           0.20%     -21.54%
International Value Trust                     745           10.93       8,148           1.02%     -9.97%
Internet Technologies Trust                 1,877            3.79       7,114          --         -46.09%
Investment Quality Bond Trust               5,368           11.61      62,300           5.47%        7.33%
Large Cap Growth Trust                     29,100            8.57     249,260          --         -17.81%
Lifestyle Growth 820 Trust                  5,603           10.11      56,645           1.40%     -8.97%
Mid Cap Growth Trust+                       8,294           10.47      86,836          --         -16.24%
Mid Cap Index Trust                         2,395           13.16      31,519           0.85%     -1.73%
Mid Cap Opportunities Trust+                   14           10.59         151          --         -15.28%
Mid Cap Stock Trust                         2,429           10.77      26,164          --         -10.99%
Mid Cap Value Trust+                          264           13.09       3,450           0.74%        4.72%
Money Market Trust                         64,557           11.46     739,983           3.59%        3.59%
Overseas Trust                              2,812            8.58      24,152           0.27%     -21.09%
Pacific Rim Emerging Markets Trust             77            9.73         753           0.41%     -18.57%
Quantitative Equity Trust                  26,366            9.63     253,939           0.30%     -22.95%
Real Estate Securities Trust                  561           11.86       6,654           3.75%        3.15%
Science and Technology Trust               17,279            7.40     127,852          --         -41.25%
Small Cap Index Trust                         781           11.88       9,282           1.85%        1.41%
Small Company Blend Trust                     954           12.60      12,026          --         -2.30%
Small Company Value Trust                   8,232           12.11      99,712           0.17%        6.54%
Strategic Bond Trust                       27,510           11.64     320,278           7.96%        6.24%
Strategic Opportunities Trust              19,278            9.91     191,095           0.50%     -15.25%
Telecommunications Trust+                     165            7.93       1,309          --         -36.56%
Total Return Trust                          5,178           14.86      76,920           3.59%        8.28%
Total Stock Market Index Trust              1,864            9.96      18,572           0.92%     -11.41%
U.S. Government Securities Trust           12,983           11.88     154,261           4.75%        7.03%
U.S. Large Cap Value Trust                  2,818           12.86      36,239           0.38%     -2.55%
Value Trust                                 6,187           12.13      75,081           0.53%        3.42%
500 Index Trust                             6,896            9.91      68,304           0.84%     -12.37%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONT'D)

   * These ratios represent the dividends, excluding distributions of capital gains, distributed by the Trust portfolio, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective Trust portfolio which approximates the ratio of dividends, excluding distribution of capital gains, received per unit from the underlying Trust portfolio, net of management fees and expenses assessed by the fund manager, divided by the average unit value. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest.

   ** These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction to unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the separate account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

+ Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

6. RELATED PARTY TRANSACTIONS

The Company has a formal service agreement with its affiliate, Manulife Financial which can be terminated by either party upon thirty days notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services. The Company has an underwriting agreement with its affiliate, Manufacturers Securities Services LLC (MSS). MSS has an Administrative Services Agreement with Wood Logan for marketing services for the sale of variable universal life contracts.

7. SUBSEQUENT EVENT

Effective January 1, 2002, the parent company, MNA, was merged with and into The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A."), an indirect parent company of MNY. Manulife U.S.A. will undertake all future operations of MNA.

Also, effective January 1, 2002, MSS is no longer the exclusive distributor of all Contracts issued by the Company This service will now be exclusively offered by Manulife Financial Securities LLC, a wholly owned subsidiary of Manulife U.S.A.

AUDITED FINANCIAL STATEMENTS

The Manufacturers Life Insurance Company of New York
Years ended December 31, 2001, 2000 and 1999

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          AUDITED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                    CONTENTS

Report of Independent Auditors........................................1

Audited Financial Statements

Balance Sheets........................................................2
Statements of Income..................................................3
Statements of Changes in Shareholder's Equity.........................4
Statements of Cash Flows..............................................5
Notes to Financial Statements.........................................6

                         Report of Independent Auditors


The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York

We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York ("the Company") as of December 31, 2001 and 2000, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 28, 2002

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

AS AT DECEMBER 31
ASSETS ($ thousands)                                                      2001             2000
---------------------------------------------------------------------------------------------------
INVESTMENTS:
   Fixed-maturity securities available-for-sale, at fair value
   (amortized cost: 2001,$110,293; 2000, $114,333)                   $   112,479       $   114,188
   Investment in unconsolidated affiliate                                    200               200
   Policy loans                                                            4,220             2,320
   Short-term investments                                                134,652            48,200
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                    $   251,551       $   164,908
---------------------------------------------------------------------------------------------------

Accrued investment income                                                  3,836             3,277
Deferred acquisition costs                                                88,825            59,605
Federal income tax recoverable from affiliates                             1,275             1,000
Other assets                                                                 596               518
Receivable for undelivered securities                                         --             6,700
Due from reinsurers                                                        4,154             1,338
Separate account assets                                                1,216,380         1,165,991
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         $ 1,566,617       $ 1,403,337
===================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)
---------------------------------------------------------------------------------------------------
LIABILITIES:
   Policyholder liabilities and accruals                             $   238,377       $   129,889
   Payable to affiliates                                                   5,200             3,079
   Deferred income taxes                                                   6,009             6,129
   Cash overdraft                                                            672             1,312
   Other liabilities                                                       9,454             7,307
   Separate account liabilities                                        1,216,380         1,165,991
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    $ 1,476,092       $ 1,313,707
---------------------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY:
   Common stock                                                      $     2,000       $     2,000
   Additional paid-in capital                                             72,706            72,706
   Retained earnings                                                      15,466            15,435
   Accumulated other comprehensive income (loss)                             353              (511)
---------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY                                           $    90,525       $    89,630
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                           $ 1,566,617       $ 1,403,337
===================================================================================================


The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                         2001            2000            1999
-------------------------------------------------------------------------------------------------------------
REVENUES:

     Fees from separate accounts and policyholder liabilities       $ 21,457        $ 19,151        $ 14,670
     Premiums                                                             43             258             175
     Net investment income                                            20,415          21,054          16,944
     Net realized investment gains (losses)                              730          (1,319)           (222)
-------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                       $ 42,645        $ 39,144        $ 31,567
-------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:

     Policyholder benefits and claims                               $ 10,062        $ 10,336        $  6,613
     Amortization of deferred acquisition costs                       10,597           7,770           4,287
     Other insurance expenses                                         22,555          14,772          11,834
-------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                         $ 43,214        $ 32,878        $ 22,734
-------------------------------------------------------------------------------------------------------------
(LOSS) INCOME BEFORE INCOME TAXES                                   $   (569)       $  6,266        $  8,833
-------------------------------------------------------------------------------------------------------------
INCOME TAX (BENEFIT) EXPENSE                                        $   (600)       $   (222)       $  3,095
-------------------------------------------------------------------------------------------------------------
NET INCOME                                                          $     31        $  6,488        $  5,738
=============================================================================================================


The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                                                                                 ACCUMULATED
                                                                                    OTHER             TOTAL
                                    COMMON        ADDITIONAL       RETAINED     COMPREHENSIVE     SHAREHOLDER'S
($ thousands)                        STOCK      PAID-IN CAPITAL    EARNINGS      INCOME (LOSS)       EQUITY
---------------------------------------------------------------------------------------------------------------
Balance, January 1, 1999             $2,000         $72,706         $ 3,209         $ 1,452          $79,367
Comprehensive income (loss)              --              --           5,738          (3,896)           1,842
---------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999           $2,000         $72,706         $ 8,947         $(2,444)         $81,209
---------------------------------------------------------------------------------------------------------------
Comprehensive income                     --              --           6,488           1,933            8,421
---------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000           $2,000         $72,706         $15,435         $  (511)         $89,630
---------------------------------------------------------------------------------------------------------------
Comprehensive income                     --              --              31             864              895
---------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001           $2,000         $72,706         $15,466         $   353          $90,525
===============================================================================================================


The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                  2001            2000            1999
----------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income                                                                  $      31        $  6,488        $  5,738
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
     Amortization of bond discount and premium                                    516              79             585
     Net realized investment (gains) losses                                      (730)          1,319             222
     Provision for deferred income tax                                           (325)          1,454           1,857
     Amortization of deferred acquisition costs                                10,597           7,770           4,287
     Policy acquisition costs deferred                                        (41,137)        (17,673)        (15,604)
     Benefits to policyholders                                                 10,062          10,336           6,613
     Changes in assets and liabilities:
         Accrued investment income                                               (559)           (241)             37
         Federal income tax recoverable from affiliates                          (275)         (1,000)             --
         Other assets                                                             (78)            (62)          1,378
         Payable to affiliates                                                  2,121            (746)           (289)
         Other liabilities                                                      2,027           2,049           3,315
----------------------------------------------------------------------------------------------------------------------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES                         $ (17,750)       $  9,773        $  8,139
----------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                           $ 115,381        $109,657        $ 73,626
Fixed-maturity securities purchased                                          (111,208)        (99,945)        (78,960)
Net change in investment in unconsolidated affiliates                              --             (25)             --
Net change in short-term investments                                          (86,396)         (6,886)        (31,279)
Policy loans advanced, net                                                     (1,900)         (1,390)           (378)
Net change in receivable for undelivered securities                             6,700          (6,700)             --
----------------------------------------------------------------------------------------------------------------------
CASH USED IN INVESTING ACTIVITIES                                           $ (77,423)       $ (5,289)       $(36,991)
----------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Net reinsurance consideration                                               $  (2,816)       $   (693)       $   (645)
Increase in account balances subject to reinsurance                             2,816             693             645
Deposits to policyholder funds                                                203,523          54,403          50,351
Net transfers to separate accounts from policyholder funds                    (84,067)        (47,167)        (12,246)
Return of policyholder funds                                                  (23,643)        (20,125)         (8,106)
----------------------------------------------------------------------------------------------------------------------
CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                             $  95,813        $(12,889)       $ 29,999
----------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
Increase (decrease) during the year                                         $     640        $ (8,405)       $  1,147
Balance (overdraft), beginning of year                                         (1,312)          7,093           5,946
---------------------------------------------------------------------------------------------------------------------
BALANCE, (OVERDRAFT), END OF YEAR                                           $    (672)       $ (1,312)       $  7,093
======================================================================================================================




The accompanying notes are an integral part of these financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                            (IN THOUSANDS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department ("the Department") granted the Company a license to operate on July 22, 1992. The Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America (hereinafter referred to as "MNA"), which in turn is, a wholly owned subsidiary of Manulife-Wood Logan Holding Co., Inc. (hereinafter referred to as "MWLH"). MWLH is a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is in turn, an indirect wholly owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues both individual and group annuity as well as individual life insurance contracts (collectively, the contracts) in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account or a non-insulated separate account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in either the shares of various portfolios of the Manufacturers Investment Trust ("MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

         Manufacturers Securities Services, LLC ("MSS"), an affiliate of the Company, is the investment advisor to MIT, the principal underwriter for the variable contracts, and exclusive distributor of all contracts issued by the Company. The Company has a 10% ownership in MSS, which is accounted for on the equity method. The Company's investment in MSS is $200 as at December 31, 2001.

2.       SIGNIFICANT ACCOUNTING POLICIES

     a)  BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     b)  INVESTMENTS

         The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred acquisition costs and deferred taxes. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than 90 days as at the date of acquisition, are reported at amortized cost, which approximates fair value.

     c)  CASH EQUIVALENTS

         The Company considers all liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     d)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed.

     e)  POLICYHOLDER LIABILITIES AND ACCRUALS

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional nonparticipating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

     f)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to variable annuity and variable life contracts as well as for group pension business, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     g)  REVENUE RECOGNITION

         Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, and surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional nonparticipating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discount where applicable.

     h)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts and for investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

     i)  INCOME TAXES

         Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards 109 ("SFAS 109"), "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

     j)  RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY SECURITIES

         At December 31, 2001 and 2000, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:


                                                                         GROSS               GROSS
                                                                       UNREALIZED          UNREALIZED
         AS AT DECEMBER 31                  AMORTIZED     COST           GAINS               LOSSES                 FAIR VALUE
         ($ thousands)                         2001       2000        2001    2000       2001      2000          2001       2000
         -------------------------------------------------------------------------------------------------------------------------
         U.S. government                     $ 35,746   $ 39,529     $  409   $364      $(121)   $    (5)     $ 36,034   $ 39,888
         Corporate securities                  68,767     66,950      2,138    591       (370)    (1,076)       70,535     66,465

         Mortgage-backed securities             2,717      6,796         87      6         --        (26)        2,804      6,776
         Foreign governments                    3,063         --         45     --         (2)        --         3,106         --

         States/political subdivisions             --      1,058         --      1         --         --            --      1,059
         -------------------------------------------------------------------------------------------------------------------------
         TOTAL FIXED-MATURITY SECURITIES     $110,293   $114,333     $2,679   $962      $(493)   $(1,107)     $112,479   $114,188
         -------------------------------------------------------------------------------------------------------------------------


         Proceeds from sales of fixed-maturity securities during 2001 were $97,631 (2000, $54,082; 1999 $60,595). Gross gains of $871 and gross losses of $222 were realized on those sales (Gross gains and losses were $245 and $1,550 for 2000; and $301 and $523 for 1999, respectively).

         The contractual maturities of fixed-maturity securities at December 31, 2001 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                            AMORTIZED COST    FAIR VALUE
         -----------------------------------------------------------------------
         FIXED-MATURITY SECURITIES

            One year or less                          $ 24,142       $ 24,552
            Greater than 1; up to 5 years               35,670         36,847
            Greater than 5; up to 10 years              34,816         35,414
            Due after 10 years                          12,948         12,862
            Mortgage-backed securities                   2,717          2,804
         -----------------------------------------------------------------------
         TOTAL FIXED-MATURITY SECURITIES              $110,293       $112,479
         -----------------------------------------------------------------------


         Fixed-maturity securities with a fair value of $431 and $437 at December 31, 2001 and 2000, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

      b) INVESTMENT INCOME

         Income by type of investment was as follows:


         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                     2001            2000         1999
         -----------------------------------------------------------------------
         Fixed-maturity securities       $ 6,305       $  7,910       $ 8,147
         Other invested assets             9,864         10,053         7,476
         Short-term investments            4,415          3,228         1,443
         -----------------------------------------------------------------------
         Gross investment income          20,584         21,191        17,066
         -----------------------------------------------------------------------
         Investment expenses                (169)          (137)         (122)
         -----------------------------------------------------------------------
         NET INVESTMENT INCOME           $20,415       $21,054        $16,944
         =======================================================================


         The Company includes income earned from its investment in MSS in the other invested assets category. Income earned from the Company's investment in MSS was $9,629, $9,970 and $7,453 for the years ended December 31, 2001, 2000, and 1999, respectively.

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:


         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                      2001       2000       1999
         --------------------------------------------------------------------------------
         --------------------------------------------------------------------------------
         NET INCOME                                        $   31     $6,488    $ 5,738
         --------------------------------------------------------------------------------
         OTHER COMPREHENSIVE INCOME, NET OF TAX:
           Unrealized holding gains (losses) arising
           during the year                                  1,339      1,076     (4,038)
             Less:
           Reclassification adjustment for realized
           gains (losses) included in net income              475       (857)      (142)
         --------------------------------------------------------------------------------
         Other comprehensive income (loss)                    864      1,933     (3,896)
         --------------------------------------------------------------------------------
         COMPREHENSIVE INCOME                              $  895     $8,421    $ 1,842
         ================================================================================


         Other comprehensive income is reported net of income tax expense (benefit) of $202, $293 and $(1,088) for 2001, 2000 and 1999, respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                  2001          2000          1999
         ---------------------------------------------------------------------------------
         Balance at January 1                        $ 59,605      $ 50,476      $ 36,831
         Capitalization                                41,137        17,673        15,604
         Amortization                                 (10,597)       (7,770)       (4,287)
         Effect of net unrealized (gains) losses
              on securities available-for-sale         (1,320)         (774)        2,328
         ---------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                      $ 88,825      $ 59,605      $ 50,476
         =================================================================================

6.       INCOME TAXES

         The components of income tax (benefit) expense were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                     2001          2000          1999
         -----------------------------------------------------------------------
         Current (benefit) expense        $(275)       $(1,676)       $1,238
         Deferred (benefit) expense        (325)         1,454         1,857
         -----------------------------------------------------------------------
         TOTAL (BENEFIT) EXPENSE          $(600)       $  (222)       $3,095
         =======================================================================


         Included in the current benefit for 2000 is a $1,869 one-time reduction of tax expense for periods prior to 2000. This resulted from a new IRS technical memorandum clarifying the treatment of dividends received deduction for Separate Accounts. The tax benefit resulting from the dividends received deduction was $420 and $560 for the years ended December 31, 2001 and 2000, respectively.

         Components of the Company's net deferred tax liability are as follows:


         AS AT DECEMBER 31
         ($ thousands)                                                 2001        2000
         ---------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
            Reserves                                                $  6,078     $   961
            Net operating loss carryforwards                           8,608       1,811
            Net capital loss carryforwards                                --         540
            Unrealized losses on securities available-for-sale            --         183
         ---------------------------------------------------------------------------------
         Gross deferred tax assets                                    14,686       3,495
            Valuation allowance                                           --        (171)
         ---------------------------------------------------------------------------------
         Net deferred tax assets                                      14,686       3,324
         ---------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
            Deferred acquisition costs                               (17,949)     (8,782)
            Unrealized gains on securities available-for-sale           (190)         --
            Other                                                     (2,556)       (671)
         ---------------------------------------------------------------------------------
         Total deferred tax liabilities                              (20,695)     (9,453)
         ---------------------------------------------------------------------------------
         NET DEFERRED TAX LIABILITY                                 $ (6,009)    $(6,129)
         =================================================================================

         As of December 31, 2000, the Company had unrealized capital losses in its available for sale portfolio. Under federal tax law, utilization of these capital losses, when realized, is limited to use as an offset against capital gains. The Company believed that it was more likely than not that it would be unable to realize the benefit of the full deferred tax asset related to the net unrealized capital losses. The Company had therefore established a valuation allowance for the amount in excess of the available capital gains. As of December 31, 2001 the Company has unrealized capital gains in its available for sale portfolio and it believes that it will realize the full benefit of its deferred tax assets.

         The Company participates as a member of the MWLH-affiliated group, filing a consolidated federal income tax return. The Company files a separate State of New York return. The method of allocation between the companies is subject to a tax-sharing agreement under which the tax liability is allocated to each member of the group on a pro rata basis based on the relationship that the member's tax liability charge to the Company will not be more than the Company would have paid on a separate-return basis. Settlements of taxes are made periodically with the parent.

         For 2001, the Company neither received a refund nor made a payment in regards to income taxes. The Company received refunds of $420 and $719 in 2000 and 1999, respectively.

         At December 31, 2001, the Company has operating loss carryforwards of $24,596 that begin to expire in 2015.

7.       SHAREHOLDER'S EQUITY

         The Company has one class of common stock:

         AS AT DECEMBER 31
         ($ thousands)                                        2001        2000
         -----------------------------------------------------------------------
         AUTHORIZED, ISSUED AND OUTSTANDING:
             2,000,000 Common shares, par value $1           $2,000      $2,000
         -----------------------------------------------------------------------


         The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations on a statutory basis.

         The aggregate statutory capital and surplus of the Company at December 31, 2001 was $34,354 (2000, $60,485). The aggregate statutory net
         (loss) income of the Company for the year ended 2001 was $(25,602) (2000, $(3,010); 1999, $932). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP in the United States followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves.

8.       REINSURANCE

         At December 31, 2001, the Company has treaties with thirteen reinsurers, twelve unaffiliated and one affiliated, to reinsure any face amounts in excess of $100 for all individual life insurance products. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. To date, there has been one recovery accrued under these agreements; a recovery of $2,900 on a $3,000 death claim.

         At December 31, 2001, the Company has deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $750 and $395 in reinsurance premiums for the years ended December 31, 2001 and 2000, respectively. The agreements have a term of fifteen years; at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

9.       RELATED-PARTY TRANSACTIONS

         The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Pursuant to an Administrative Services Agreement and effective for 2001, all intercompany services, except for investment, are billed through ManUSA to the Company. Prior to 2001, such services were billed directly through MLI. Pursuant to an Investment Services Agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2001, 2000, and 1999, the Company was billed administrative and investment service expenses of $17,857, $12,633, and $10,781 respectively from the MLI group of affiliated companies. At December 31, 2001 and 2000, the Company had a net liability to the MLI group of affiliated companies of $4,730 and $3,084 respectively for the services provided.

         Underwriting commissions are paid to MSS. For the year ended December 31, 2001, 2000, and 1999, the Company was billed underwriting commissions of $31,981, $18,336, and $15,388 respectively. At December 31, 2001, the Company had a net liability of $470 for the services provided. At December 31, 2000, the Company had a net receivable of $5 for the services provided. In addition, the Company has a receivable from MSS relating to distributions of $1,092 and $967, which are included in accrued investment income at December 31, 2001 and 2000, respectively.

10.      EMPLOYEE BENEFITS


      a) RETIREMENT PLAN

         The Company participates in a non-contributory pension plan, which is sponsored by the Company's indirect parent ManUSA. "The Manulife Financial U.S. Cash Balance Plan" ("the Plan") provides benefits to participants who have three years of vesting service with the Company. Such benefits are a function of the length of service with the Company as well as the final average earnings of the participant. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Bond rate plus 0.50%, but no less than 5.25% per year.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are accounted for by the plan sponsor in the current period. Vested benefits are fully funded. Experience gains and losses are amortized into income of the sponsor over the estimated average remaining service lives of the participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2001, the projected benefit obligation to the participants of the Plan was $56,235 (2000, $51,854), which was based on an assumed interest rate of 7.25% (2000, 7.25%). The fair value of the Plan assets totaled $71,642 (2000, $80,982).

      b) 401(K) PLAN

         The Company participates in a defined contribution 401(k) Savings Plan sponsored by ManUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The costs associated with the Plan were charged to the Company and were not material.

      c) OTHER POSTRETIREMENT BENEFIT PLAN

         In addition to the above plans, the Company participates in the postretirement benefit plan as sponsored by ManUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. It provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The postretirement benefit cost of the Company, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains / losses arising from differences between actuarial assumptions and actual experience is accounted for by the plan sponsor, ManUSA. This plan is unfunded.

         Retirees who retired prior to July 1, 2001, or active participants who had attained age 50 and had completed 10 years of service with the Company as of July 1, 2001, were grandfathered and can elect to benefit from either the current plan or the prior plan at retirement.

11.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:


                                                             2001                          2000
                                                   -------------------------------------------------------
                                                    CARRYING        FAIR         CARRYING         FAIR
                                                      VALUE         VALUE          VALUE          VALUE
                                                   -------------------------------------------------------
         Assets:
         Fixed-maturity securities                 $  112,479    $  112,479     $  114,188     $  114,188
         Policy loans                                   4,220         4,220          2,320          2,320
         Short-term investments                       134,652       134,652         48,200         48,200
         Separate account assets                    1,216,380     1,216,380      1,165,991      1,165,991

         Liabilities:
         Policyholder liabilities and accruals     $  234,223    $  223,693     $  128,551     $  124,592
         Cash overdraft                                   672           672          1,312          1,312
         Separate account liabilities               1,216,380     1,216,380      1,165,991      1,165,991

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments.

         Fixed-Maturity Securities: Fair values for fixed-maturity securities are obtained from an independent pricing service.

         Policy Loans: Carrying values approximate fair values.

         Short-Term Investment and Cash Overdraft: Carrying values approximate fair values.

         Separate Account Assets and Liabilities: The carrying values in the balance sheet for separate account assets and liabilities approximate their fair values.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk are estimated to be the cash surrender value or the cost the Company would incur to extinguish the liability. Amounts are presented net of reinsurance.

12.      LEASES

         The Company leases office space under various operating lease agreements, which will expire between 2002 and 2005. For the years ended December 31, 2001, 2000 and 1999 the Company incurred rent expense of $311, $248 and $166, respectively.

         The minimum lease payments associated with the office space under the operating lease agreements are as follows:

         YEAR ENDED             MINIMUM LEASE PAYMENTS
         ---------------------------------------------
           2002                         $298
           2003                          279
           2004                          242
           2005                          154
                                ----------------------
         TOTAL                          $973
         =============================================

13.      BORROWED MONEY

         At the beginning of 2001, the Company had an unsecured line of credit with State Street Bank and Trust in the amount of $5,000, which had an interest rate that varied with changes in the bank's money market rate. This line of credit was discontinued during the year. There were no outstanding advances under the line of credit at December 31, 2000.

14.      CAPITAL MAINTENANCE AGREEMENTS

         Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

15.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

16.      CODIFICATION

          In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company use to prepare their statutory-basis financial statements. The State of New York adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the Company. In total, statutory-basis surplus of the Company increased by $17.

17.      SUBSEQUENT EVENT

         Effective January 1, 2002, the parent company, MNA, was merged with and into ManUSA. As well, the indirect parent company, MWHL, was liquidated into ManUSA. ManUSA will undertake all future operations of MNA.

         Effective January 1, 2002, MSS is no longer the exclusive distributor of all contracts issued by the Company. This service is now exclusively offered by Manulife Financial Securities, LLC, a wholly owned subsidiary of ManUSA.

                                    PART II
                                OTHER INFORMATION

UNDERTAKINGS


Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940, as amended.


The Manufacturers Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

        The facing sheet;

        The Prospectus, consisting of 39 pages;

        Representation pursuant to Section 26 of the Investment Company Act of 1940;

        The signatures; Written consents of the following persons:

             Naveed Irshad--FILED HEREWITH
             Ernst & Young LLP (Boston, Massachusetts) - FILED HEREWITH Ernst & Young LLP (Philadelphia, Pennsylvania) - FILED HEREWITH

The following exhibits are filed as part of this Registration Statement:

        1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

           A(1) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I are incorporated herein by reference to exhibit A (1) to the Registration Statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997 on behalf of FNAL.

           A(2)          Not applicable.

           A(3)(a) Underwriting and Distribution Agreement between The Manufacturers Life Insurance Company of New York (Depositor) and Manufacturers Securities Services, LLC (Underwriter) is incorporated by reference to Exhibit
                         (b)(3)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

           A(3)(b) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufactures Securities Services, LLC (Underwriter), Selling Broker Dealers, and General Agent is incorporated by reference to Exhibit (b)(3)(b) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

           A(3)(c)       Not applicable.

           A(4)          Not applicable.

           A(5) Form of Modified Single Premium Variable Life Insurance Policy Company is incorporated by reference to Exhibit
                         (a)(5) to the Registration Statement on Form S-6, file number 333-33504, filed March 29, 2000 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

           A(6)(a)(i)    Declaration of Intention and Charter of First North
                         American Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form
                         N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of
                         New York Separate Account A.

           A(6)(a)(ii)   Certificate of amendment of the Declaration of
                         Intention and Charter of First North American Life
                         Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number
                         33-46217, filed February 25, 1998 on behalf of The
                         Manufacturers Life Insurance Company of New York
                         Separate Account A.

           A(6)(a)(iii)  Certificate of amendment of the Declaration of
                         Intention and Charter of The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

           (A)(6)(b) By-laws of The Manufacturers Life Insurance Company of New York are incorporated by reference to Exhibit
                         (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

           A(7)          Not applicable.

           A(8)(a) Form of Reinsurance Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (USA) is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

           A(8)(b) Administrative Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(8)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

           A(8)(c) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

           A(9)          Not applicable.

           A(10)(a) Form of Application for a Modified Single Premium Variable Life Insurance Policy incorporated by reference to Exhibit (a)(10)(a) to the Registration Statement on Form S-6, file number 333-33504, filed March 29, 2000 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

        2. Consents of the following:

           A    Consent of Naveed Irshad, Pricing Actuary -- FILED HEREWITH

           B    Consent of Ernst & Young LLP (Boston, Massachusetts) - FILED
                HEREWITH

           C Consent of Ernst & Young LLP (Philadelphia, Pennsylvania) - FILED HEREWITH

        3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

        4. Not applicable.

        5. Not applicable.

        6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. --Incorporated by reference to
           Exhibit 6 to pre-effective amendment no. 1 to this registration statement filed May 3, 2001 (the "Pre-Effective Amendment").

        7.(i) Powers of Attorney are incorporated by reference to Exhibit A(7) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 17, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

        7.(ii) Power of Attorney, James O'Malley and Thomas Borshoff - previously filed as Exhibit (b)(14)(b) to post-effective amendment no. 6 to Registrant's Registration Statement on Form N-4 File, No. 33-79112, filed March 2, 1999.

        7.(iii) Power of Attorney, Bradford J. Race -- FILED HEREWITH

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 the registrant, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B, and the depositor, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK, certify that they meet all the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and have duly caused this amended registration statement to be signed on their behalf by the undersigned thereunto duly authorized, in the city of Boston, and Commonwealth of Massachusetts, on the 25th day of April, 2002.


                                 THE MANUFACTURERS LIFE INSURANCE COMPANY
                                 OF NEW YORK SEPARATE ACCOUNT B
                                 (Registrant)

                                 By: THE MANUFACTURERS LIFE INSURANCE
                                     COMPANY OF NEW YORK
                                     (Depositor)

                                 By: /s/ JAMES D. GALLAGHER
                                    -------------------------------------
                                    James D. Gallagher
                                    President

Attest

/s/ GRETCHEN H. SWANZ
------------------------
Gretchen H. Swanz
Secretary

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities indicated on this 25th day of April, 2002.


NAME                                      TITLE
----                                      -----
/s/JAMES D. GALLAGHER                     Director and President
------------------------------            (Principal Executive
James D. Gallagher                        Officer)

*                                         Director
------------------------------
John D. DesPrez, III

*                                         Director
------------------------------
Ruth Ann Flemming

*                                         Director
------------------------------
Neil M. Merkl

*                                         Director
------------------------------
Thomas Borshoff

*                                         Director
------------------------------
James R. Boyle

*                                         Director
------------------------------
Bruce Avedon

*                                         Director
------------------------------
James O'Malley
*                                         Director
------------------------------
Robert Cook

*                                         Director
------------------------------
Bradford J. Race Jr.


/s/ DAVID W. LIBBEY                       Treasurer (Principal
------------------------------            Financial and Accounting
David W. Libbey                           Officer)


*By:  /s/ DAVID W. LIBBEY
      ----------------------------
      David W. Libbey
      Attorney-in-Fact Pursuant
      to Powers of Attorney


                                  EXHIBIT INDEX

Exhibit No. Description
----------  -----------
            Written consents of the following persons:

            Naveed Irshad

            Ernst & Young LLP (Boston, Massachusetts)

            Ernst & Young LLP (Philadelphia, Pennsylvania)

            POA -- Bradford J. Race
